UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number     811-21237

                              Unified Series Trust
(Exact name of registrant as specified in charter)

2960 N. Meridian Street, Suite 300
Indianapolis, IN                                             46208
(Address of principal executive offices)     (Zip code)

Robert W. Silva
Huntington Asset Services, Inc.
2960 N. Meridian St. Suite 300
Indianapolis, IN 46208
(Name and address of agent for service)

Registrant's telephone number, including area code:     317-917-7000

Date of fiscal year end:   10/31

Date of reporting period:  4/30/11

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

The Sound Mind Investing Funds

The Sound Mind Investing Fund
The Sound Mind Investing Balanced Fund

Semi-Annual Report

April 30, 2011

Fund Advisor:

SMI Advisory Services, LLC
11135 Baker Hollow Road
Columbus, IN 47201

Toll Free (877) SMI-FUND

www.smifund.com

Dear Fellow Shareholder,

The six months ended April 30, 2011 produced strong positive returns for stock investors, including shareholders of the Sound Mind Investing Funds. It was an unusually calm period by stock market standards, with the broad market (as measured by the Wilshire 5000 index) posting a positive return in each of the six months. This is a bit unusual, as the stock market tends to advance in a “two steps forward, one step back” manner, even during bull markets when the overall trend is higher.

Returns for the Sound Mind Investing Funds were solid in absolute terms, though unspectacular relative to the advance of the broad market. The SMI Fund (SMIFX) gained 16.60% during the six months ended April 30, 2011. If we could sign up for a 16.60% gain every six months we’d be thrilled, as that rate of return is well above the market’s historical norm. But while SMIFX did surpass the 16.35% gain of the S&P 500 during the period, it fell slightly short of the Wilshire 5000’s gain of 17.36%.

(The S&P 500 reflects the performance of the largest U.S. stocks. The Wilshire 5000 includes these large stocks while also adding many medium and smaller companies. As a result, the Wilshire 5000 better reflects the entire U.S. market than the more widely followed S&P 500. When small stocks outperform large ones, the Wilshire 5000 will tend to outperform the S&P 500.)

We don’t ever like trailing our benchmarks. But realistically, we know that Upgrading is the sort of strategy where it will inevitably happen from time to time. When Upgrading lags the market over a relatively short time period, like six months, the reason is often due to a significant change in the market’s primary trend. As a trend-following system, Upgrading takes some time to adjust to significant trend changes. We don’t want our Upgrading formula to be so sensitive that it responds to every hiccup in market direction. But the cost of building a degree of patience into the system is occasionally lagging for a short time while Upgrading plays catch-up to the new market trends.

This time around, however, Upgrading’s slight underperformance wasn’t due to a change in the market’s trend. Rather, it was a byproduct of a core Sound Mind Investing principle: diversification. While the Upgrading process shows us which areas of the market are performing best at any given time and guides our fund selection process within each “risk category” (or fund peer group), we always maintain a healthy degree of diversification within our portfolios, despite what the current momentum rankings may indicate.

Recently, this principle has worked against us. In 2010, international funds had the worst average performance of any of our five stock risk categories. Some trend-following systems might have responded to this by eliminating any International holdings going into 2011. In contrast, SMI’s approach is to adjust our allocations each year based on the current market environment, but not to eliminate our allocations to certain market segments completely. As such, we reduced our target allocation to International from roughly 28% at the end of 2010 to roughly 24% going into 2011.

As it turned out, this was a move in the right direction, but that 24% allocation to international funds continued to weigh on performance in 2011, as it also had in late 2010. While our four domestic stock risk categories were all strongly positive through the first months of 2011, our international funds were close to flat. The so-called “emerging markets” were particularly hard hit in the early part of 2011. That impact was certainly felt, as several of our holdings had higher than average emerging market concentrations, due to the previously strong performance of those markets. Given that the Wilshire 5000 and S&P 500 benchmarks have no international component, the performance of the SMI Funds looks worse by comparison due to those lagging international holdings. But that tends to even out over time, as there have been many other periods when the returns of the SMI Funds have benefitted from having international holdings, relative to the returns of these benchmark indexes.

While there was a short-term cost to maintaining a more diversified portfolio in this case, we feel that over time such a stance is worthwhile. For one thing, it allows investors to view the SMI Funds as a “one stop shop” where their investment in a single fund provides them with a portfolio designed to be adequately diversified among the market’s primary stock groups. As such, SMI Fund investors don’t need to wonder whether they need to supplement their SMI holdings with additional international funds, or large/small stocks, or value/growth management styles. Their SMI Fund investment aims to cover all of these bases.

From a strictly pragmatic standpoint, we’ve also seen that the market is fickle. In other words, what hurts us one quarter often helps us the next. In balancing our Upgrading momentum formula, we’ve opted against weighting it so strongly towards the most recent performance that it creates extreme turnover. Naturally the ideal is in the eye of the beholder, but we’re comfortable with the balance we’ve struck between pursuing longer-term performance and trying to hold down turnover.

Over the short-term, the performance race between Upgrading and the market is relatively unpredictable. Over the longer-term, we believe that Upgrading has had a consistent advantage. This trend is already becoming evident in SMIFX’s relatively short history, as presented on pages 5 & 6.

The SMI Balanced Fund (SMILX)

We’re pleased to announce that the SMI Balanced Fund was officially launched at the beginning of 2011. This fund furthers the “one stop shop” concept mentioned earlier by providing investors access to bonds from within an SMI managed portfolio.

The SMI Balanced fund uses the same Upgrading methodology as the flagship SMI Fund (SMIFX) to manage approximately 60% of the portfolio (though it’s worth noting that the exact stock funds owned may differ between SMIFX and SMILX). The remaining approximately 40% of the fund is invested by Reams Asset Management Company, an experienced bond management team.

Combining Upgrading on the stock side of the portfolio with the professional management of Reams on the bond side creates what we believe to be a formidable pairing. For investors seeking a diversified portfolio containing both stocks and bonds, we hope that the SMI Balanced Fund will prove to be a simple and effective solution.

As the performance table on page 5 shows, the SMI Balanced Fund had a slow first month. The fact that SMILX’s since inception performance lags the mixed stock/bond benchmark (5.00% vs. 6.15%) while its 3-month performance (February-April) is solidly in SMILX’s favor (5.42% vs. 4.81%) highlights this January weakness.

Unfortunately, this isn’t the first time a new SMI Fund has suffered from “cash drag” in the early going. A similar thing happened to SMIFX when it was brand new. For those unfamiliar with the idea of cash drag, it refers to the impact new cash coming into the portfolio has when a fund is small and the market is rising.

An illustration may help. Consider a fund with $1 million in assets that receives $100,000 of new money to invest. Because mutual funds settle at the end of the day, money often sits idle for at least one day.  When the fund is small, this new cash represents a significant portion of the fund’s total assets — in this case, 10%. If the market is rising, that 10% in cash represents a significant drag on the returns the fund generates. This is exactly what happened to SMILX in January, as the fund started with an asset base of zero and the stock market moved swiftly higher.

Two things are important to note about the cash drag phenomenon. First, it tends to be short-lived for a fund that is quickly growing. In SMILX’s case, with $25.5 million in assets as of April 30, the same $100,000 of new cash now represents less than 0.4% of the fund’s size.

Second, cash drag is inherently unpredictable, given that it is based on the market’s direction. In other words, the impact of this new cash is only harmful if the market is rising during this small-asset-base period. If the market is falling, cash drag becomes a cash boost! Since the market’s direction in the short-term is largely unpredictable, so is the likely impact of new cash on a new fund. Most importantly, SMILX has now grown to a size where we don’t anticipate cash drag will be a significant performance factor in the future.

We’re excited about the new SMI Balanced Fund and the potential it has to simplify the investing process for SMI shareholders. If you’re interested in finding out more about SMILX, visit the SMI Fund website. More information is presented there, including a table that can assist in determining the optimal blend of SMI Funds based on a desired stock/bond allocation (see http://www.smifund.com/learn/strategy.aspx). The fund’s prospectus is also available online; read it carefully before investing.

We appreciate the confidence you have placed in us to be a faithful steward of your assets, even as you strive to be a faithful steward of His assets.

Sincerely,
Mark Biller
Senior Portfolio Manager
The Sound Mind Investing Funds

Performance Results – (Unaudited)

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-764-3863.

*     Return figures reflect any change in price per share and assume the reinvestment of all distributions.
** The Standard & Poor’s 500® Index, Wilshire 5000 Index and Barclay’s Capital U.S. Aggregate Bond Index are unmanaged indices that assume reinvestment of all distributions and exclude the effect of taxes and fees.  The Standard & Poor’s 500® Index, Wilshire 5000 Index and Barclay’s Capital U.S. Aggregate Bond Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than is found in each Fund’s portfolio. The returns of the Indices are not reduced by any fees or operating expenses. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

***The Custom Benchmark for the Sound Mind Investing Balanced Fund is comprised of 60% Wilshire 5000 Index and 40% Barclay’s Capital U.S. Aggregate Bond Index.

The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Funds and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

[

The chart above assumes an initial investment of $10,000 made on December 2, 2005 (commencement of Fund operations) and held through April 30, 2011. The S&P 500 Index® and Wilshire 5000 Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the indices; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call        1-877-764-3863.  You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Comparison of a $10,000 Investment in the The Sound Mind Investing Balanced Fund, Wilshire 5000 Index, Barclay's Capital U.S. Aggregate Bond Index and the Custom Benchmark
The Sound Mind Investing Balanced Fund - $10,500
Wilshire 5000 Index - $10,903
Barclays Capital U.S. Aggregate Bond Index - $10,195
Custom Benchmark - $10,615
$10,750
$10,250
$9,750
Value ($)
Inception Date 12/30/10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
Date

The chart above assumes an initial investment of $10,000 made on December 30, 2010 (commencement of Fund operations) and held through April 30, 2011. The Barclay’s Capital U.S. Aggregate Bond Index and Wilshire 5000 Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in these indices; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.  THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call        1-877-764-3863.  You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Custom Benchmark is comprised of 60% Wilshire 5000 Index and 40% Barclay’s Capital U.S. Aggregate Bond Index.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Fund Holdings – (Unaudited)

      1As a percentage of net assets.

The Sound Mind Investing Fund seeks long term capital appreciation. The Fund seeks to achieve its objective by investing in a diversified portfolio of other investment companies using a “fund upgrading” strategy.  The fund upgrading investment strategy is a systematic investment approach that is based on the belief of the Fund’s advisor, SMI Advisory Services, LLC, that superior returns can be obtained by constantly monitoring the performance of a wide universe of other investment companies, and standing ready to move assets into the funds deemed by the advisor to be most attractive at the time of analysis.

      1As a percentage of net assets.

Fund Holdings – (Unaudited) - continued

The Sound Mind Investing Balanced Fund seeks total return. Total return is composed of both income and capital appreciation. The Fund seeks to achieve its objective by investing in a diversified portfolio of equities and fixed income securities. The Fund’s advisor determines how the Fund’s assets will be allocated between equity and fixed income securities. Under normal circumstances the Fund will target an approximate mix of 60% equity securities and 40% fixed income securities. The advisor periodically rebalances the Fund’s asset allocation in response to market conditions and to ensure an appropriate mix of elements in the Fund.

Availability of Portfolio Schedule – (Unaudited)

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available at the SEC’s website at www.sec.gov.  The Funds’ Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses – (Unaudited)

As a shareholder of one of the Funds, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Each Fund’s example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2010 through April 30, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the fee imposed on short-term redemptions. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.  If incurred, the short-term redemption fee imposed by the Fund would increase your expenses.

Summary of Fund’s Expenses – (Unaudited) - continued

The Sound Mind Investing Fund	Beginning Account Value November 1, 2010	Ending Account Value April 30, 2011	Expenses Paid During Period November 1, 2010 – April 30, 2011*
Actual	$1,000.00	$1,165.98	$6.20
Hypothetical **	$1,000.00	$1,019.07	$5.78

*Expenses are equal to the Fund’s annualized expense ratio of 1.16%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).
** Assumes a 5% return before expenses.

The Sound Mind Investing Balanced Fund	Beginning Account Value	Ending Account Value April 30, 2011	Expenses Paid During the Period Ended April 30, 2011
Actual *	$1,000.00	$1,050.00	$3.94
Hypothetical **	$1,000.00	$1,019.09	$5.76

*Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 122/365 (to reflect the period since commencement of Fund operations on December 30, 2010).
** Assumes a 5% return before expenses.  The hypothetical example is calculated based on a six month period from November 1, 2010 to April 30, 2011.  Accordingly, expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the six month period, multiplied by 181/365 (to reflect the partial year period).

The Sound Mind Investing Funds
The Sound Mind Investing Fund
Schedule of Investments
April 30, 2011
(Unaudited)

		Fair
Mutual Funds - 95.21%	Shares	Value

Mutual Funds Greater Than 1% of The Sound
Mind Investing Fund's Net Assets - 94.29%

AllianceBernstein Small/Mid-Cap Growth Fund, Inc. (a) (b)	1,182,093	$8,712,027
American Century International Discovery Fund - Institutional Class (a)	920,428	10,943,893
Calamos International Growth Fund - Institutional Class (a) (b)	608,202	11,367,298
Cambiar Opportunity Fund - Investor Class	603,214	12,293,497
Columbia Select Large Growth Fund - Class Z (a)	456,941	6,465,713
Columbia Value & Restructuring Fund - Class Z	180,222	9,764,419
CRM Small Cap Value Fund - Institutional Class (a)	166,810	4,447,156
Delaware SMID Cap Growth Fund - Institutional Class (b)	549,883	15,649,671
DFA International Small Company Portfolio	555,482	10,404,172
DFA U.S. Small Cap Value Portfolio	273,953	7,717,269
Dreyfus Opportunistic Small Cap Fund	190,022	6,225,118
Fidelity Canada Fund	240,426	15,223,783
Fidelity International Small Cap Fund	632,000	14,599,193
Fidelity OTC Portfolio (a)	156,386	9,742,850
Fidelity Small Cap Discovery Fund	609,846	13,892,285
The Gabelli Value Fund - Class A (b)	557,247	9,651,512
Hotchkis and Wiley Mid-Cap Value Fund - Institutional Class	333,086	8,826,779
Invesco Small Companies Fund - Institutional Class (a) (b)	514,895	10,447,216
Invesco Van Kampen Capital Growth Fund - Institutional Class (a)	765,159	11,339,651
Ivy Small Cap Growth Fund - Institutional Class (a) (b)	519,907	9,670,276
John Hancock Small Cap Equity Fund - Institutional Class (b)	272,505	8,014,367
Lord Abbett Developing Growth Fund, Inc. - Institutional Class (a)	658,839	17,274,756
MFS New Discovery Fund - Institutional Class	546,641	15,502,740
Morgan Stanley Focus Growth Fund - Institutional Class (a)	421,416	17,349,696
Morgan Stanley Institutional Fund, Inc. - International Small Cap Portfolio - Institutional Class (b)	689,651	10,503,378
Principal SmallCap Growth Fund I - Investor Class (a)	718,432	9,009,143
Royce Opportunity Fund - Institutional Class (a)	1,192,940	15,639,448
Royce Value Fund - Institutional Class	536,345	7,626,833
Templeton Foreign Smaller Companies Fund - Advisor Class (b)	234,404	4,078,637
Touchstone Sands Capital Select Growth Fund - Class Y (a) (b)	1,465,753	15,888,766
Transamerica Small/Mid Cap Value Fund - Institutional Class (a)	306,722	7,548,432
T.Rowe Price European Stock Fund	395,059	6,874,021

TOTAL MUTUAL FUNDS GREATER THAN 1% OF THE SOUND
MIND INVESTING FUND'S NET ASSETS (Cost $296,736,990)		342,693,995

Mutual Funds Less Than 1% of The Sound
Mind Investing Fund's Net Assets - 0.92% (c)

Allianz NFJ Dividend Value Fund - Institutional Class	200	2,498
Allianz NFJ Small-Cap Value Fund - Institutional Class	162	5,371
Artisan International Small Cap Fund - Investor Class	150	3,238
Artisan International Value Fund - Investor Class	150	4,389
Artisan Mid Cap Value Fund - Investor Class	200	4,550
Artisan Small Cap Value Fund - Investor Class	150	2,792
BlackRock International Opportunities Portfolio - Institutional Class	100	3,787
Bridgeway Small Cap Growth Fund	205	2,595
Bridgeway Small Cap Value Fund	179	2,790
Brown Capital Management Small Company Fund - Institutional Class	109	5,364
Buffalo Small Cap Fund (a)	150	4,265
Columbia Acorn International - Class Z	100	4,382
Columbia Acorn Select - Class Z (a)	150	4,527
Columbia Small Cap Growth I Fund - Class Z (a)	100	3,699
Delaware Small Cap Value Fund - Institutional Class (a)	100	4,380
Dreyfus Opportunistic MidCap Value Fund - Class A (a)	100	3,830
DWS Dreman Small Cap Value Fund - Institutional Class	85	3,427
FBR Focus Fund - Investor Class	100	5,136
Fidelity Mid-Cap Stock Fund	150	4,767
Fidelity Small Cap Stock Fund (a)	150	3,255
Franklin Small Cap Value Fund - Advisor Class	100	4,953
Hartford International Opportunities Fund - Class Y	248	4,114

See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
The Sound Mind Investing Fund
Schedule of Investments - continued
April 30, 2011
(Unaudited)

		Fair
Mutual Funds - 95.21% - continued	Shares	Value

Mutual Funds Less Than 1% of The Sound
Mind Investing Fund's Net Assets - 0.92% (c) - continued

Janus Venture Fund - Class T (a)	100	$6,303
Janus Overseas Fund - Class T	100	5,093
JPMorgan Small Cap Equity Fund - Class S	226	9,248
Longleaf Partners Fund	150	4,696
Longleaf Partners Small-Cap Fund	100	2,971
Neuberger Berman Guardian Fund - Institutional Class	192,304	3,159,553
Neuberger Berman Genesis - Institutional Class (a)	100	5,182
Oakmark International Fund - Institutional Class	150	3,134
Oakmark International Small Cap Fund - Institutional Class	150	2,276
Oakmark Select Fund - Institutional Class	150	4,602
Oberweis Micro-Cap Fund (a)	175	2,357
Oppenheimer International Small Company Fund - Class Y	100	2,400
Oppenheimer Small & Mid Cap Value Fund - Class Y (a)	100	3,615
Perkins Mid Cap Value Fund - Class T	200	4,932
Royce Low-Priced Stock Fund - Institutional Class	150	3,002
Royce Premier Fund - Investor Class	300	6,885
T.Rowe Price International Discovery Fund	150	7,118
T. Rowe Price Small-Cap Value Fund	100	3,953
Tweedy Browne Global Value Fund	150	3,776
Wasatch International Growth Fund (a)	150	3,284

TOTAL MUTUAL FUNDS LESS THAN 1% OF THE SOUND
MIND INVESTING FUND'S NET ASSETS (Cost $3,153,404) (c)		3,332,489

TOTAL MUTUAL FUNDS (Cost $299,890,394)		346,026,484

Exchange-Traded Funds - 4.83%

Industrial Select Sector SPDR Fund	202,456	7,835,047
iShares DJ U.S. Basic Materials Sector Index Fund	115,900	9,729,805

TOTAL EXCHANGE-TRADED FUNDS (Cost $15,046,068)		17,564,852

Money Market Securities - 0.18%

Fidelity Institutional Money Market Portfolio - Class I, 0.23% (d)	670,031	670,031

TOTAL MONEY MARKET SECURITIES (Cost $670,031)		670,031

TOTAL INVESTMENTS (Cost $315,606,493) - 100.22%		$364,261,367

Liabilities in excess of other assets - (0.22)%		(817,659)

TOTAL NET ASSETS - 100.00%		$363,443,708

(a) Non-income producing.
(b) A portion of this security may be deemed illiquid due to the Investment Company Act of 1940 provision stating that no issuer of any investment company security purchased or acquired by a registered investment company shall be obligated to redeem such security in an amount exceeding 1 per centum of such issuer's total outstanding securities during any period of less than thirty days.
(c) Small investments are occasionally retained in mutual funds that are closed to new investment, or in the manager's opinion are at risk to close, so as to allow the Fund the flexibility to reinvest in these funds in the future.
(d) Variable rate security; the money market rate shown represents the rate at April 30, 2011.

See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
The Sound Mind Investing Balanced Fund
Schedule of Investments
April 30, 2011
(Unaudited)

	Principal
Corporate Bonds - 11.14%	Amount	Fair Value

AT&T, Inc., 2.950%, 05/15/2016	$80,000	$80,484
Ally Financial, Inc., 7.500%, 09/15/2020 (b)	80,000	87,600
Ally Financial, Inc., 4.500%, 02/11/2014	60,000	60,750
American Airlines, Inc., Series A, 5.250%, 01/31/2021	30,000	29,100
ASIF Global Financing XIX, 4.900%, 01/17/2013 (b)	150,000	157,500
BB&T Corp., 5.700%, 04/30/2014	50,000	55,471
BB&T Corp., 2.050%, 04/28/2014	55,000	55,247
Bank of America Corp., 6.500%, 08/01/2016	40,000	45,143
Bank of America Corp., 5.875%, 01/05/2021	90,000	96,174
Bank of America Corp., 3.625%, 03/17/2016	45,000	45,279
Burlington Northern & Sante Fe Railway Co. 2004-1 Pass Through Trust, 4.575%, 01/15/2021	69,785	74,644
Citigroup, Inc., 4.587%, 12/15/2015	140,000	148,310
Delta Air Lines, Inc., Series 071A, 6.821%, 08/10/2022	19,623	20,407
Entergy Arkansas, Inc., 5.000%, 07/01/2018	35,000	35,067
Entergy Texas, Inc., 3.600%, 06/01/2015	55,000	56,341
Ford Motor Credit Co. LLC., 5.625%, 09/15/2015	110,000	117,024
General Electric Cap Corp., 4.625%, 01/07/2021	25,000	25,178
General Electric Cap Corp., 0.924%, 04/07/2014 (c)	110,000	110,194
Genworth Life Inst. Fund, 5.875%, 05/03/2013 (b)	100,000	106,352
Goldman Sachs Group, Inc., 3.625%, 02/07/2016	50,000	50,424
Hartfold Financial Services Group, 5.500%, 10/15/2016	60,000	64,276
JPMorgan Chase & Co., 6.000%, 01/15/2018	140,000	156,013
JPMorgan Chase & Co., 4.250%, 10/15/2020	115,000	112,030
JPMorgan Chase & Co., 3.450%, 03/01/2016	95,000	96,206
Metlife Insitutional Fund., 1.201%, 04/04/2014 (b) (c)	50,000	50,174
Met Life Global Funding, Inc., 2.500%, 01/11/2013 (b)	150,000	152,956
Monumental Global Funding, 5.250%, 01/15/2014 (b)	50,000	53,120
Morgan Stanley, 5.750%, 01/25/2021	100,000	104,210
Nationwide Financial Services., 5.375, 03/25/2021 (b)	50,000	51,000
PSEG Power, LLC, 5.320%, 09/15/2016	95,000	103,579
Prudential Holdings, LLC, 8.695%, 12/18/2023 (b)	41,000	50,676
Time Warner, Inc., 6.250%, 03/29/2041	50,000	52,268
US Airways, Series A, 6.250%, 04/22/2023	30,000	29,325
UNP RR CO 2004 Pass Trust, Series 04-1, 5.404%, 07/02/2025	65,480	70,743
UNP RR CO 2005 Pass Trust, Series 05-1, 5.082%, 01/02/2029	53,190	57,136
UNP RR CO 2006 Pass Trust, Series 06-1, 5.866%, 07/02/2030	31,534	36,828
UAL 2007 Pass Trust, Series 071A, 6.636%, 07/02/2022	25,445	25,700
Qwest Corp., 7.125%, 11/15/2043	35,000	34,563
Wachovia Bank NA, 5.600%, 03/15/2016	75,000	82,584
Wells Fargo & Co., 4.600%, 04/01/2021	55,000	55,698

TOTAL CORPORATE BONDS (Cost $2,869,628)		2,895,774

Foreign Bonds Denominated in US Dollars - 0.63%

Credit Suiss New York, 5.000%, 05/15/2013	100,000	107,234
Royal Bank of Scotland PLC, 4.375%, 03/16/2016	20,000	20,560
Societe Generale, 5.200%, 04/15/2021 (b)	35,000	35,373

TOTAL FOREIGN BONDS DENOMINATED IN US DOLLARS (Cost $161,787)		163,167

See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
The Sound Mind Investing Balanced Fund
Schedule of Investments - continued
April 30, 2011
(Unaudited)
	Principal
	Amount	Fair Value
U. S. Treasury Obligations - 19.07%

U. S. Treasury Bills - 0.43%

U.S. Treasury Bill, 6.875%, 08/15/2025	$205,000	$112,905

U. S. Treasury Bonds - 7.02%

U.S. Treasury Bond, 0.625%, 07/31/2012	400,000	401,642
U.S. Treasury Bond, 2.125%, 02/29/2016	565,000	571,003
U.S. Treasury Bond, 2.750%, 02/28/2018	845,000	851,536
		1,824,181
U. S. Treasury Notes - 11.62%

U.S. Treasury Note, 0.625%, 12/31/2012	410,000	411,057
U.S. Treasury Note, 0.625%, 04/30/2013	505,000	505,236
U.S. Treasury Note, 0.750%, 03/31/2013	480,000	481,688
U.S. Treasury Note, 2.250%, 03/31/2016	900,000	913,361
U.S. Treasury Note, 3.625%, 02/15/2021	460,000	472,578
U.S. Treasury Note, 4.750%, 02/15/2041	225,000	237,762
		3,021,682

TOTAL U.S. TREASURY OBLIGATIONS (Cost $4,919,499)		4,958,768

Asset-Backed Securities - 6.89%

Ally Master Owner Trust, Series 2011-1, Class A1, 1.090%, 01/15/2016 (c)	100,000	100,533
Americredit Automobile Receivables Trust, Series 2008-AF, Class A4, 6.960%, 10/14/2014	45,000	47,699
Banc of America Commerical Mortgage, Inc., Series 2002-2, Class A3, 5.120%, 07/11/2043	91,003	92,891
Banc of America Commerical Mortgage, Inc., Series 2003-1, Class A2, 4.650%, 09/11/2036	30,000	31,301
Chrysler Financial Auto Securitization, Series 2009-A, Class A3, 2.820%, 01/15/2016	33,888	34,355
Chrysler Financial Auto Securitization, Series 2009-B, Class A2, 1.150%, 05/09/2011	22,542	22,553
FDIC 2011-C1-A, 2.916%, 04/25/2031 (b)	45,000	45,132
Freddie Mac, Series 3676, Class AB, 1.500%, 12/15/2015	20,000	20,161
Freddie Mac, Pool # 4654568, 4.230%, 07/01/2020	56,354	57,260
Freddie Mac, Pool # 466582, 1.860%, 11/01/2020	400,000	407,556
Freddie Mac, Pool # AA4328, 4.477%, 04/01/2024	128,431	133,349
Freddie Mac, Pool # AE0879, 4.469%, 11/01/2025	123,724	128,461
Fannie Mae Pool AB2822, 3.077%, 03/01/2026	29,798	28,978
Ford Credit Auto Owners Trust, Series 2009-A, Class A3B, 2.720%, 05/15/2013 (c)	51,034	51,461
Ford Credit Auto Owners Trust, Series 2009-D, Class A3, 2.170%, 10/15/2013	39,872	40,276
GE Capital Credit Card Master Note Trust, Series 2009-3, Class A, 2.540%, 09/15/2014	100,000	100,750
GS Mortgage Securities Corp. II, Series 2007-EOP, Class A1, 1.140%, 03/06/2020 (b) (c)	62,219	61,542
Hertz Vehicle Financing, LLC, Series 2209-2A, Class A1, 4.260%, 03/25/2013 (b)	100,000	105,080
Hyundai Auto Receivables Trust, Series 2009-A, Class A3, 2.060%, 08/15/2013	99,309	100,148
NCUA Guaranteed Notes, Series 2010-A1, Class A, 0.550%, 12/07/2020 (c)	31,407	31,470
Northwest Air, Series, 2001-1 A, 7.027%, 11/01/2019	28,542	29,113
SLM Student Loan Trust, Series 2008-2, Class A1, 0.574%, 01/25/2015 (c)	69,290	69,337
Wachovia Bank Commercial Mortgage Trust, Series 2002-C1, Class A4, 6.287%, 04/15/2034	49,257	50,607

TOTAL ASSET-BACKED SECURITIES (Cost $1,780,935)		1,790,013

See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
The Sound Mind Investing Balanced Fund
Schedule of Investments - continued
April 30, 2011
(Unaudited)
		Fair
Mutual Funds - 57.51%	Shares	Value

AllianceBernstein Small/Mid-Cap Growth Fund, Inc. (a)	$101,248	$746,196
Calamos International Growth Fund - Institutional Class (a)	42,384	792,148
Cambiar Opportunity Fund - Investor Class	30,072	612,874
CRM Small Cap Value Fund - Institutional Class (a)	17,046	454,440
Delaware SMID Cap Growth Fund - Institutional Class	27,621	786,098
Dreyfus Opportunistic Small Cap Fund	10,647	348,796
Eagle Mid Cap Growth Fund - Class A (a)	17,796	608,088
Federated International Small-Mid Company Fund - Class A (a)	18,034	782,697
Fidelity Advisor Growth Opportunities Fund - Institutional Class (a)	17,270	687,499
Fidelity Canada Fund	9,303	589,068
Fidelity Focused Stock Fund (a)	48,014	732,694
Fidelity International Small Cap Fund	25,302	584,465
Hotchkis and Wiley Mid-Cap Value Fund - Institutional Class	22,374	592,915
Hotchkis and Wiley Small Cap Value Fund - Institutional Class	15,647	714,763
John Hancock Small Cap Equity Fund - Institutional Class	21,356	628,081
Kirr, Marbach Partners Value Fund (a)	42,615	676,303
Lord Abbett Developing Growth Fund, Inc. - Institutional Class (a)	29,656	777,570
MFS New Discovery Fund - Institutional Class	19,781	560,979
Morgan Stanley Institutional Fund, Inc. - International Small Cap Portfolio - Institutional Class	22,465	342,149
Oppenheimer International Small Company Fund - Class Y	14,830	355,926
Royce Opportunity Fund - Institutional Class (a)	37,217	487,912
Royce Value Fund - Institutional Class	24,822	352,974
SunAmerica Focused Small Cap Value Fund - Class A	36,888	733,706
Templeton Foreign Smaller Companies Fund - Advisor Class	14,986	260,754
Transamerica Growth Opportunities - Class P	58,289	742,596

TOTAL MUTUAL FUNDS (Cost $14,051,580)		14,951,691

Exchange-Traded Funds - 2.39%

iShares Dow Jones U.S. Basic Materials Sector Index Fund	7,392	620,558

TOTAL EXCHANGE-TRADED FUNDS (Cost $591,217)		620,558

Money Market Securities - 4.23%

Fidelity Institutional Money Market Portfolio - Class I, 0.23% (d)	1,099,757	1,099,757

TOTAL MONEY MARKET SECURITIES (Cost $1,099,757)		1,099,757

TOTAL INVESTMENTS (Cost $25,474,403) - 101.86%		$26,479,728

Liabilities in excess of cash and other assets - (1.86)%		(481,906)

TOTAL NET ASSETS - 100.00%		$25,997,822

(a) Non-income producing.
(b) Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. See Note 6 in the Notes
to the Financial Statements for additional information.
(c) Variable rate security, the rate shown represents the rate at April 30, 2011.
(d) Variable rate security; the money market rate shown represents the rate at April 30, 2011.

See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
Statements of Assets and Liabilities
April 30, 2011
(Unaudited)		The Sound Mind
	The Sound Mind	Investing
Assets	Investing Fund	Balanced Fund
Investments in securities:
At cost	$315,606,493	$ 25,474,403
At value	$364,261,367	$ 26,479,728

Cash	-	1,425
Receivable for fund shares sold	231,541	426,660
Receivable for investments sold	2,444,130	1,276,554
Interest receivable	42	52,651
Other receivable	-	3,199
Prepaid expenses	36,856	15,780
Total assets	366,973,936	28,255,997

Liabilities
Payable to Advisor (a)	286,931	8,064
Payable for fund shares sold	725,933	-
Payable for investments purchased	2,433,000	2,231,933
Payable to administrator, fund accountant and transfer agent	61,654	806
Payable to trustees and officers	1,572	3,187
Payable to custodian	12,826	581
Offering costs	-	5,064
Other accrued expenses	8,312	-
Interest Payable	-	8,540
Total liabilities	3,530,228	2,258,175

Net Assets	$363,443,708	$ 25,997,822

Net Assets consist of:
Paid in capital	$309,136,275	$ 24,986,872
Accumulated undistributed net investment income (loss)	1,045,648	(13,757)
Accumulated net realized gain (loss) from investment transactions	4,606,911	19,382
Net unrealized appreciation (depreciation) on
Investment Securities	48,654,874	1,005,325

Net Assets	$363,443,708	$ 25,997,822

Shares outstanding (unlimited number of shares authorized)	29,158,069	2,476,809

Net Asset Value (NAV) and offering price per share	$ 12.46	$ 10.50

Redemption price per share (b) (NAV * 98%)	$ 12.21	$ 10.29

(a) See Note 4 in the Notes to the Financial Statements.
(b) The redemption price per share reflects a redemption fee of 2.00% on shares redeemed within 90 calendar days of purchase.
Shares are redeemed at the Net Asset Value if held longer than 90 calendar days.

See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
Statements of Operations
For the six months ended April 30, 2011
(Unaudited)
		The Sound Mind
	The Sound Mind	Investing
	Investing Fund	Balanced Fund

Investment Income
Dividend income	$3,605,609	$ 1,770
Interest income	749	36,081
Total Investment Income	3,606,358	37,851

Expenses
Investment Advisor fee (a)	1,582,891	40,019
Administration expense	100,953	968
Transfer agent expense	61,237	10,709
Fund accounting expense	44,657	484
Registration expense	16,652	221
Custodian expense	25,886	5,968
Legal expense	16,053	8,521
Printing expense	12,574	1,151
Insurance expense	7,039	-
Auditing expense	7,105	6,391
Miscellaneous expense	4,653	703
CCO expense	4,016	1,144
Pricing expense	1,743	1,989
Trustee expense	4,627	4,090
24f-2 expense	267	1,573
Offering Expense	-	5,064
Overdraft expense	16,919	297
Total Expenses	1,907,272	89,292
Advisor fees waived (a)	-	(37,684)
Other expense reductions (b)	(34,429)	-
Net Expenses	1,872,843	51,608
Net Investment Income (Loss)	1,733,515	(13,757)

Realized & Unrealized Gain (Loss) on Investments
Net realized gain (loss) on
investment securities	47,297,242	19,382
Change in unrealized appreciation (depreciation) on
investment securities	3,381,594	1,005,325
Net realized and unrealized gain (loss) on investments	50,678,836	1,024,707
Net increase (decrease) in net assets resulting from operations	$ 52,412,351	$ 1,010,950

(a) See Note 4 in the Notes to the Financial Statements.
(b) Certain funds that the Funds invest in rebate back a portion of the distribution fee charged.

See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
Statements of Changes In Net Assets
	The Sound Mind Investing Fund

	Six Months Ended	Year ended
	April 30, 2011(Unaudited)	October 31, 2010
Increase (decrease) in Net Assets due to:
Operations
Net investment income (loss)	$1,733,515	$(1,069,600)
Long term capital gain dividends from investment companies	-	2,434
Net realized gain (loss) on investment securities	47,297,242	23,940,349
Change in unrealized appreciation (depreciation) on investment securities	3,381,594	25,835,471
Net increase (decrease) in net assets resulting from operations	52,412,351	48,708,654

Distributions:
From net investment income	(687,867)	-
Total distributions	(687,867)	-

Capital Share Transactions
Proceeds from Fund shares sold	40,628,533	57,147,399
Reinvestment of distributions	671,942	-
Assets acquired from Managed Volatility Fund Merger (b)	24,922,565	-
Amount paid for Fund shares redeemed	(38,418,414)	(66,363,935)
Proceeds from redemption fees collected (a)	22,196	21,720
Net increase in net assets resulting
from capital share transactions	27,826,822	(9,194,816)

Total Increase (Decrease) in Net Assets	79,551,306	39,513,838

Net Assets
Beginning of period	283,892,402	244,378,564

End of period	$363,443,708	$283,892,402

Accumulated undistributed net investment income
included in net assets at end of period	$1,045,648	$-

Capital Share Transactions
Shares sold	3,810,272	5,692,057
Shares issued in reinvestment of distributions	58,583	-
Shares received in Managed Volatility Fund Merger (b)	2,076,880	-
Shares redeemed	(3,295,025)	(6,824,504)

Net increase from capital share transactions	2,650,710	(1,132,447)

(a) The Fund charges a 2% redemption fee on shares redeemed within 90 calendar days of purchase.
Shares are redeemed at the Net Asset Value if held longer than 90 calendar days.
(b) See Note 9 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
Statements of Changes In Net Assets	The Sound Mind Investing Balanced Fund

	Period Ended
	April 30, 2011
	(Unaudited)	(a)
Increase (decrease) in Net Assets due to:
Operations
Net investment income (loss)	$(13,757)
Net realized gain (loss) on investment securities	19,382
Change in unrealized appreciation (depreciation) on
investment securities	1,005,325
Net increase (decrease) in net assets resulting from operations	1,010,950

Capital Share Transactions
Proceeds from Fund shares sold	25,394,883
Amount paid for Fund shares redeemed	(411,099)
Proceeds from redemption fees collected (b)	3,088
Net increase in net assets resulting
from capital share transactions	24,986,872

Total Increase in Net Assets	25,997,822

Net Assets
Beginning of period	-

End of period	$25,997,822

Accumulated undistributed net investment income (loss)
included in net assets at end of period	$(13,757)

Capital Share Transactions
Shares sold	2,516,889
Shares redeemed	(40,080)

Net increase from capital share transactions	2,476,809

(a) For the period December 30, 2010 (the date the fund commenced operations) through April 30, 2011.
(b) The Fund charges a 2% redemption fee on shares redeemed within 90 calendar days of purchase.
Shares are redeemed at the Net Asset Value if held longer than 90 calendar days.

See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
Financial Highlights
(For a share outstanding during the period)			The Sound Mind Investing Fund

	Six Months Ended April 30, 2011 (Unaudited)		Year ended October 31, 2010	Year ended October 31, 2009	Year ended October 31, 2008		Year ended October 31, 2007	Period Ended October 31, 2006	(a)

Selected Per Share Data:
Net asset value, beginning of period	$10.71		$8.84	$7.63	$13.87		$10.91	$10.00

Income from investment operations:
Net investment income (loss) (c)	0.04	(b)	(0.04)	(0.02)	0.18	(b)	0.05	(0.05)
Net realized and unrealized gain (loss)	1.74		1.91	1.27	(5.30)		3.00	0.96
Total from investment operations	1.78		1.87	1.25	(5.12)		3.05	0.91

Less Distributions to Shareholders:
From net investment income	(0.03)		-	-	(0.21)		(0.09)	-	(d)
From net realized gain	-		-	-	(0.86)		-	-
From return of capital	-		-	(0.04)	(0.05)		-	-
Total distributions	(0.03)		-	(0.04)	(1.12)		(0.09)	-

Paid in capital from redemption fees (e)	-		-	-	-		-	-

Net asset value, end of period	$12.46		$10.71	$8.84	$7.63		$13.87	$10.91

Total Return (f)	16.60%	(g)	21.15%	16.57%	-39.86%		28.13%	9.14%	(g)

Ratios and Supplemental Data:
Net assets, end of period (000)	$363,444		$283,892	$244,379	$195,625		$247,411	$166,134
Ratio of expenses to average net assets (h) (i)	1.18%	(j)	1.22%	1.28%	1.24%		1.25%	1.43%	(j)
Ratio of net investment income (loss) to
average net assets (c) (h) (k)	1.07%	(j)	(0.41)%	(0.26)%	1.64%		0.37%	(0.82)%	(j)
Portfolio turnover rate	73.42%		95.29%	124.85%	141.12%		115.48%	177.47%

(a) For the period December 2, 2005 (the date the Fund commenced operations) through October 31, 2006.
(b) Per share net investment income has been calculated using the average shares method.
(c) Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(d) Distributions to shareholders resulted in less than $0.005 per share.
(e) Redemption fees resulted in less than $0.005 per share.
(f) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(g) Not annualized.
(h) These ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(i) This ratio does not include the effects of other expenses refunded by the underlying funds in which the Fund invests. If these refunds had been included, the ratio of expenses to average net assets would have been 1.16%, 1.21%, 1.26%, 1.22%, 1.22%, and 1.43% for the periods ended April 30, 2011, October 31, 2010, October 31, 2009, October 31, 2008, October 31, 2007, and October 31, 2006, respectively.
(j) Annualized.
(k) This ratio is presented net of the other expenses refunded by the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
Financial Highlights
(For a share outstanding during the period)
	The Sound Mind Investing Balanced Fund
	Six Months Ended
	April 30, 2011
	(Unaudited)	(a)

Selected Per Share Data:
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income (loss) (b)	(0.01)
Net realized and unrealized gain (loss)	0.51
Total from investment operations	0.50

Paid in capital from redemption fees (c)	-

Net asset value, end of period	$10.50

Total Return (d)	5.00%	(e)

Ratios and Supplemental Data:
Net assets, end of period (000)	$25,997
Ratio of expenses to average net assets (f)	1.15%	(g)
Ratio of expenses to average net assets
before waiver and reimbursement (f)	1.99%	(g)
Ratio of net investment income to
average net assets (b) (f) (h)	(0.31)%	(g)
Ratio of net investment income to
average net assets before waiver and reimbursement (b) (f)	(1.15)%	(g)
Portfolio turnover rate	107.31%

(a) For the period December 30, 2010 (the date the Fund commenced operations) through April 30, 2011.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c) Redemption fees resulted in less than $0.005 per share.
(d) Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(e) Not annualized.
(f) These ratios exclude the impact of expenses of the underlying fund in which the Fund may invest, as represented in the Schedule of Investments.
(g) Annualized.
(h) This ratio is presented net of the other expenses refunded by the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
Notes to the Financial Statements
April 30, 2011
(Unaudited)

NOTE 1.  ORGANIZATION

The Sound Mind Investing Fund (“SMI Fund”) and Sound Mind Investing Balanced Fund (“SMI Balanced Fund”)(each a “Fund” and collectively, the “Funds”) were each organized as a diversified series of Unified Series Trust (the “Trust”). The SMI Fund was organized on August 29, 2005 and commenced operations on December 2, 2005. The SMI Balanced Fund was organized on November 13, 2010 and commenced operations on December 29, 2010. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Each Fund is one of a series of funds currently authorized by the Trustees. The investment advisor to the Funds is SMI Advisory Services, LLC (the “Advisor”).  Reams Asset Management Co., LLC, a division of Scout Investment Advisors, Inc., is the subadvisor for the fixed income portion of the Balanced Fund (the “Subadvisor”).  The SMI Fund seeks to provide long-term capital appreciation. The SMI Balanced Fund seeks total return.

 NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities Valuations – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

As of and during the six months ended April 30, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the year, the Funds did not incur any interest or penalties.  The Funds are not subject to examination by U.S. federal tax authorities for tax years prior to 2006.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Funds follow industry practice and record security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Short-term capital gain distributions from underlying funds are classified as dividend income for financial reporting purposes.  Long-term capital gains are broken out as such.  Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions – The Funds typically distribute substantially all of their net investment income in the form of dividends and taxable capital gains to their shareholders at least annually.  These distributions, which are recorded on the ex-dividend date, are automatically reinvested in each Fund unless shareholders request cash distributions on their application or through a written request. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.

The Sound Mind Investing Funds
Notes to the Financial Statements - continued
April 30, 2011
(Unaudited)

NOTE 3.  SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. Accounting principles generally accepted in the United States of America, GAAP, establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•
Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive  market,  quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including exchanged-traded funds, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.  When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Funds will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities, including corporate bonds, foreign bonds denominated in U.S. dollars, U.S. treasury obligations and mortgage-backed securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being

Sound Mind Investing Funds
Notes to the Financial Statements - continued
April 30, 2011
(Unaudited)

NOTE 3.  SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Funds’ invest in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the SMI Fund’s investments as of April 30, 2011:

	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Mutual Funds - greater than 1% of net assets	$342,693,995	$-	$-	$342,693,995

Mutual Funds - less than 1% of net assets	3,332,489	-	-	3,332,489

Exchange-Traded Funds	17,564,852	-	-	17,564,852

Money Market Securities	670,031	-	-	670,031

Total	$364,261,367	$-	$-	$364,261,367

The Fund had no transfers between Level 1 and Level 2 at anytime during the reporting period.

The SMI Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Sound Mind Investing Fund did not hold any derivative instruments during the reporting period.

The Sound Mind Investing Funds
Notes to the Financial Statements - continued
April 30, 2011
(Unaudited)

NOTE 3.  SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

The following is a summary of the inputs used to value the SMI Balanced Fund’s investments as of April 30, 2011:

	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds	$-	$2,895,774	$-	$2,895,774
Foreign Bonds Denominated in U.S. Dollars	-	163,167	-	163,167
U.S. Treasury Obligations	-	4,958,768	-	4,958,768
Asset-Backed Securities	-	1,790,013	-	1,790,013
Mutual Funds	14,951,691	-	-	14,951,691
Exchange-Traded Funds	620,558	-	-	620,558
Money Market Securities	1,099,757	-	-	1,099,757
Total	$16,672,006	$9,807,722	$-	$26,479,728

The Fund had no transfers between Level 1 and Level 2 at anytime during the reporting period.

The SMI Balanced Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.  The SMI Balanced Fund did not hold any derivative instruments during the reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, under the terms of the management agreement with respect to each Fund (each an “Agreement”), manages the Funds’ investments.  As compensation for its management services, each Fund is obligated to pay the Advisor a fee based on the Fund’s average daily net assets as follows:

	SMI Fund	SMI Balanced Fund
Fund Assets	Management Fee	Management Fee

$1 - $100 million	1.00%	0.90%
$100,000,001 - $250 million	1.00%	0.80%
$250,000,001 to $500 million	0.90%	0.70%
Over $500 million	0.80%	0.60%

For the six months ended April 30, 2011, the Advisor earned fees of $1,582,891 from the SMI Fund. For the period December 30, 2010 (the commencement of operations) through April 30, 2011, the Advisor earned fees of $40,019 from the SMI Balanced Fund before the reimbursement described below. At April 30, 2011, $286,931 and $8,064 were owed to the Advisor from the SMI Fund and the SMI Balanced Fund, respectively.

The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary to maintain each Fund’s total annual expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary litigation expenses and any indirect expenses (such as expenses incurred by other investment companies acquired by a Fund), at 1.50% of the SMI Fund’s and 1.15% of the SMI Balanced Fund’s average daily net assets through February 29, 2012. For the six months ended April 30, 2011, the Advisor did not waive any fees for the SMI Fund. For the period December 30, 2010 (the commencement of operations) through April 30, 2011, the Advisor waived fees of $37,684 for the SMI Balanced Fund. Each

The Sound Mind Investing Funds
Notes to the Financial Statements - continued
April 30, 2011
(Unaudited)

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

waiver or reimbursement by the Advisor is subject to repayment by the applicable Fund within the three fiscal years following the fiscal year in which the particular expense was incurred; provided that the Fund is able to make the repayment without exceeding the 1.50% expense limitation for the SMI Fund and the 1.15% expense limitation for the SMI Balanced Fund.  The waiver or reimbursement by the Adviser with respect to the SMI Balanced Fund, in the amount of $37,684, may be subject to potential recoupment by the Adviser through October 31, 2014.

The Trust retains Huntington Asset Services, Inc. (“HASI”) formerly known as Unified Fund Services, Inc, to manage the Funds’ business affairs and to provide the Funds with administrative services, including all regulatory reporting and necessary office equipment and personnel.  For the six months ended April 30, 2011, HASI earned fees of $100,953 for administrative services provided to the SMI Fund.  For the period December 30, 2011 (the commencement of operations) through April 30, 2011, HASI earned fees of $968 for administrative services provided to the SMI Balanced Fund. At April 30, 2011, $29,880 was owed to HASI from the SMI Fund for administrative services. At April 30, 2011, $56 was owed to the SMI Balanced Fund from HASI for administrative services.  Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of each Fund’s investments (the “Custodian”).

For the six months ended April 30, 2011, the Custodian earned fees of $25,886 for custody services provided to the SMI Fund.  For the period December 30, 2010 (the commencement of operations) through April 30, 2011, the Custodian earned fees of $5,968 for custody services provided to the SMI Balanced Fund.  At April 30, 2011, the Custodian was owed $12,826 and $581 from the SMI Fund and SMI Balanced Fund, respectively, for custody services.

The Custodian receives distribution fees from the underlying funds in which the Fund invests and forwards these fees back to the appropriate Fund. The Funds use the fees received to reduce gross expenses. A Trustee of the Trust is a member of management of the Custodian.

The Trust retains HASI to act as each Fund’s transfer agent and to provide the Funds with fund accounting services.  For the six months ended April 30, 2011, HASI earned fees of $61,237 from the SMI Fund for transfer agent services. For the period December 30, 2010 (the commencement of operations) through April 30, 2011, HASI earned fees of $10,709 from the SMI Balanced Fund for transfer agent services.

At April 30, 2011, HASI was owed $16,579 and $1,817 from the SMI Fund and SMI Balanced Fund, respectively, for transfer agent services. For the six months ended April 30, 2011, HASI earned fees of $44,657 and $484 from the SMI Fund and SMI Balanced Fund, respectively, for fund accounting services.  At April 30, 2011, HASI was owed $15,195 from the SMI Fund for fund accounting services.  At April 30, 2011, $955 was owed to the SMI Balanced Fund from HASI for fund accounting services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of each Fund.  There were no payments made to the Distributor by either Fund for the six months ended April 30, 2011.  A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and an officer of the Trust is an officer of the Distributor and such persons may be deemed to be affiliates of the Distributor.

The Sound Mind Investing Funds
Notes to the Financial Statements - continued
April 30, 2011
(Unaudited)

NOTE 5.  INVESTMENTS

For the six months ended April 30, 2011, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

		SMI
	SMI Fund	Balanced Fund
Purchases
U.S. Government Obligations	$-	$16,897,437
Other	269,578,833	19,905,427
Sales
U.S. Government Obligations	$-	$11,684,389
Other	238,592,293	1,659,023

At April 30, 2011, the net unrealized appreciation (depreciation) of investments for tax purposes, excluding futures contracts, was as follows:

		SMI
	SMI Fund	Balanced Fund

Gross Appreciation	$48,657,642	$1,009,371
Gross (Depreciation)	(4,675)	(4,046)
Net Appreciation (Depreciaton)
on Investments	$48,652,967	$1,005,325

At April 30, 2011, the aggregate cost of securities for federal income tax purposes was $315,608,400 and $25,474,403 for the SMI Fund and the SMI Balanced Fund, respectively.

NOTE 6.  RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Funds will not incur any registration costs upon such resale. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Trust’s Pricing Committee. At April 30, 2011, the SMI Balanced Fund held restricted securities representing 3.68% of net assets, as listed below:

The Sound Mind Investing Funds
Notes to the Financial Statements - continued
April 30, 2011
(Unaudited)

NOTE 6.  RESTRICTED SECURITIES  - continued

	Acquisition	Principal
Issuer Description	Date	Amount	Cost	Value
Ally Financial, Inc., 7.500%, 09/15/2020	(a)	$80,000	$86,880	$87,600
ASIF Global Financing XIX, 4.900%, 01/17/2013	4/29/2011	150,000	157,806	157,500
FDIC 2011-C1-A, 2.916%, 04/25/2031	4/18/2011	45,000	45,000	45,132
Genworth Life Inst. Fund, 5.875%, 05/03/2013	4/27/2011	100,000	106,541	106,352
GS Mortgage Securities Corp. II, Series 2007-EOP,
Class A1, 1.140%, 03/06/2020	(c)	62,219	61,592	61,542
Hertz Vehicle Financing, LLC, Series 2209-2A,
Class A1, 4.260%, 03/25/2013	4/21/2011	100,000	105,070	105,080
Metlife Insitutional Fund., 1.201%, 04/04/2014	3/30/2011	50,000	50,000	50,174
Met Life Global Funding, Inc., 2.500%, 01/11/2013	(b)	150,000	152,519	152,956
Monumental Global Funding, 5.250%, 01/15/2014	2/24/2011	50,000	53,038	53,120
Nationwide Financial Services., 5.375, 03/25/2021	4/20/2011	50,000	50,881	51,000
Prudential Holdings, LLC, 8.695%, 12/18/2023	2/24/2011	41,000	49,947	50,676
Societe Generale, 5.200%, 04/15/2021	4/12/2011	35,000	34,951	35,373

(a) Purchased on various dates beginning 02/24/2011.
(b) Purchased on various dates beginning 02/16/2011.
(c) Purchased on various dates beginning 03/10/2011.

NOTE 7.  ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

NOTE 8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. At April 30, 2011, National Financial Services Corporation, for the benefit of others, held 25.42% of the outstanding shares of the SMI Fund and 34.25% of the SMI Balanced Fund. As a result, National Financial Services Corporation may be deemed to control both the SMI Fund and the SMI Balanced Fund.

The Sound Mind Investing Funds
Notes to the Financial Statements - continued
April 30, 2011
(Unaudited)

NOTE 9. DISTRIBUTIONS TO SHAREHOLDERS

SMI Fund : On December 31, 2010, SMI Fund paid an income distribution of $0.0254 per share to shareholders of record on December 30, 2010.

The tax characterization of distributions for the fiscal years ended October 31, 2010 and October 31, 2009, was as follows:

	2010	2009
Distributions paid from:
Return of Capital	$-	$1,118,178
	$-	$1,118,178

At October 31, 2010, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforward	$(42,688,424)
Unrealized appreciation (depreciation)	45,271,373
$2,582,949

At October 31, 2010, the difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales in the amount of $1,907.

SMI Investing Balanced Fund:  There were no distributions by the SMI Investing Balanced Fund during the period ended April 30, 2011.

NOTE 10.  MERGER OF THE SMI FUND AND MANAGED VOLATILITY FUND

The SMI Fund acquired all of the assets and liabilities of the Managed Volatility Fund, in a tax-free reorganization at the close of business on February 15, 2011 pursuant to an Agreement and Plan of Reorganization approved by the shareholders of the SMI Fund and the Managed Volatility Fund on February 6, 2011.   The acquisition was accomplished by a tax-free exchange of 2,459,335 shares of the Managed Volatility Fund (valued at $10.15 per share) for 2,076,880 shares of the SMI Fund (valued at $12.00 per share).  The shares of the SMI Fund were exchanged on a one-on-one basis. The Managed Volatility Fund’s net assets on the date of the reorganization were $24,962,278 including $3,251,741 of unrealized appreciation, and capital loss carryforwards of $9,000,781 and were combined with the SMI Fund’s net assets.  The aggregate net assets of the SMI & Managed Volatility immediately before the acquisition were $24,962,278 and $332,449,831 respectively.  The combined net assets immediately after the acquisition were $360,377,851 for 29,796,324 shares outstanding.

Management Agreement Renewal (Unaudited)

The approval of the Management Agreement with SMI Advisory Services, LLC for Sound Mind Investing Balanced Fund was considered by the Board, including a majority of Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively the “Trustees,” each a “Trustee”) at an in-person meeting held February 7, 2011.

The Trustees considered whether to approve the Management Agreement on behalf of the Sound Mind Balanced Fund.  Counsel to the Trust directed the Trustees to copies of the Fund’s proposed Management Agreement, Sub-Advisory Agreement, and expense cap side letter agreement, which were provided to the Board in advance of the meeting. She also reminded the Trustees of the factors to be considered in approving the Management Agreement.

The Trustees next considered whether to renew the advisory contract for Sound Mind Investing Funds.  The Counsel to the Trust reminded the Trustees that the Advisory Contract Renewal Committee (as used in this section, the "Committee") had met on January 24 and 25, 2011 to consider the renewal of this management agreement and to conduct interviews of the Fund’s portfolio managers and their adviser’s compliance personnel.  The Trustees confirmed that the Committee had received and they had reviewed the following materials provided by the Fund’s adviser, the Administrator and the CCO prior to their meeting:  (i) executed copies of the Fund’s management agreement, sub-advisory agreement(s) and expense cap side letter, as applicable;  (ii)  the Administrator’s letter to the Fund’s adviser requesting detailed information designed to assist the Trustees in their review pursuant to Section 15(c) of the Investment Company Act and the adviser’s or response thereto; (iii) a memorandum from the Trust’s CCO summarizing the adviser’s compliance program, including its code of ethics and proxy voting policy; (iv) the adviser’s most current Form ADV Parts I and II and accompanying schedules; (v) current financial statements for adviser; (vi) performance reports provided by the Administrator including a Fund’s returns for periods ended December 31, 2010, and comparisons to its benchmark(s) and peer group for the same periods; and (vii) the Administrator’s memorandum analyzing each Fund’s advisory fee and total expense ratio (after fee waivers and reimbursements) compared to those of its peer group.  The Chairman of the Trust confirmed that after reviewing and discussing the 15(c) materials, the Committee had interviewed representatives of the Fund’s adviser, senior executives, portfolio managers and compliance personnel of the adviser.  An Independent Trustee recalled that he had led the Committee’s interview and had asked the questions from the Committee’s standard 15(c) checklist, including but not limited to a request for the adviser’s current market outlook, a description of any changes in the adviser’s personnel or operations, and an attribution analysis of the Fund’s performance compared to its benchmark(s) and peer group for the applicable period.

The Committee members then reviewed with the full Board the factors they considered in unanimously determining to recommend that the Board approve the renewal of the management.  After the review the Trustees confirmed that they had received and evaluated such information as they deemed necessary to make their decision.  They also noted that they had taken into account a number of factors that they believed, in light of the legal advice provided by their independent legal counsel, and their own business judgment, to be relevant.  They noted that this included information that had been provided by the Trust’s CCO and the Administrator to the Board throughout the year at regular quarterly meetings, as well as information that was specifically furnished to the Committee in connection with its review of the management agreement.  The Trustees next reviewed the management agreement and considered the factors set forth below prior to making their determinations:

(i)           The Nature, Extent and Quality of Services – The Committee noted that the adviser manages approximately $314 million in assets, that the SMI Fund had approximately $290 million in assets.  They also noted that the SMI Managed Volatility Fund, with approximately $28 million in assets, would merge into the Fund as of February 15, 2011, and that therefore consideration of the continuation of its Management Agreement for an additional year was unnecessary. The Committee reviewed the responses from the adviser as to the resources provided to the Fund, and considered the adequacy of such resources in light of the desired growth in the levels of the Fund’s assets, and whether the resources are sufficient to sustain positive performance, compliance and other needs.  The Committee determined that the adviser’s resources appear adequate, and specifically noted that the adviser provides three portfolio managers to manage the Fund, each of whom appears to have adequate experience to manage the Fund.  The Committee also noted that the adviser also provides the support of various administrative and professional staff, including its compliance officer.  The Committee noted that the adviser reported that it spends approximately 85% of its time on activities for the benefit of the Funds.  The Committee noted that the adviser was not proposing any changes to the level of services provided to the Funds.

The Committee noted that various compliance reports had been provided by the adviser and the Trust’s CCO to the Board throughout the year, and noted, based on such reports, that each Fund’s investment policies and restrictions were consistently complied with during the last year.  The Committee noted that the Trust’s Chief Compliance Officer had reviewed the adviser’s compliance policies and procedures and determined that they appeared reasonably designed to prevent violation of federal securities laws.

(ii)           Fund Performance – The Committee discussed the Fund’s performance and reviewed other materials provided by the adviser and the Administrator with respect to such performance.  The Committee noted that the Administrator had reported that the SMI Fund had outperformed the returns of its peer group average and benchmark for the 1- and 3- year periods.  They also considered the adviser’s report that according to Lipper, the Fund was in the top 19th percentile of multi-cap core funds over the five year period.

(iii)           Fee Rates and Profitability –    The Committee noted that the adviser’s highest tier 1.00% fee for managing the SMI Fund was slightly higher than its peer group average but that adviser was capping certain operating expenses at 1.50%.  The Committee noted the Fund’s net expense ratio (after fee waivers and reimbursement) was lower than its peer group average.  The adviser confirmed that it would continue capping certain operating expenses of the Fund through February 29, 2012.

The adviser reported that the Fund’s management agreement was profitable to the adviser, but that salary and benefits expenses were borne by the two firms that own the adviser.  The Committee noted that the adviser stated that it does not direct Fund brokerage to brokers and dealers in return for research services.  The Committee also noted that the adviser has directed any 12b-1 fees available to the adviser be returned to the Fund.  The Committee determined that the SMI Fund was profitable to the adviser but that the profit was not excessive.

(iv)           Economies of Scale – In determining the reasonableness of the advisory fees, the Committee also considered whether economies of scale will be realized as the Fund grows larger, and the extent to which this is reflected in the advisory fees.  They noted that the adviser had instituted the breakpoints to reduce its fee to the Fund as assets increase, thus passing economies of scale back to the Fund.  The Committee also noted that although Fund assets appear to be growing, it did not appear that the adviser has begun to realize any significant economies of scale from managing the Fund.

After reviewing all of the foregoing, the Committee determined that the Fund’s advisory fees (after waiver and reimbursement by adviser) were reasonable, based on the quality of advisory services provided to the Fund, and unanimously voted to recommend that the Board approve the Fund’s Management Agreement.

After reviewing and discussing the materials and Committee’s recommendation, the Trustees of the Trust, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of the Trust unanimously approved the renewal of the Fund’s management agreement.

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Funds at (877) 764-3863 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES
Stephen A. Little, Chairman
Gary E. Hippenstiel
Daniel J. Condon
Ronald C. Tritschler
Nancy V. Kelly
Kenneth G.Y. Grant

OFFICERS
Brian L. Blomquist, President
John C. Swhear, Senior Vice President
Robert W. Silva, Treasurer
Lynn E. Wood, Chief Compliance Officer
Tara Pierson, Secretary

INVESTMENT ADVISOR
SMI Advisory Services, LLC
11135 Baker Hollow Road
Columbus, IN  47201

DISTRIBUTOR
Unified Financial Securities, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, OH 44145

LEGAL COUNSEL
Thompson Coburn LLP
One US Bank Plaza
St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES
Thompson Hine LLP
312 Walnut St., 14th Floor
Cincinnati, OH 45202

CUSTODIAN
Huntington National Bank
41 South Street
Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT
AND FUND ACCOUNTANT
Huntington Asset Services, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Funds prospectus which contains information about the Funds management fee and expenses. Please read the prospectus carefully before investing.
Distributed by Unified Financial Securities, Inc.
Member FINRA/SIPC

Marathon Value Portfolio

Semi-Annual Report

April 30, 2011

Fund Advisor:

Spectrum Advisory Services Inc.
1050 Crown Pointe Parkway, Suite 750
Atlanta, GA 30338

(800) 788-6086

www.marathonvalue.com

April 30, 2011

Dear Shareholders:

With the wind at our back, the fund enjoyed another profitable six months. For a discussion of Marathon Value Portfolio’s performance during the six-month period, please see “Management Discussion” in the Semi-annual report.

The “wind” referred to is the Federal Reserve, which openly championed, for the first time ever, a policy designed to raise stock market prices. They are doing so based on evidence that business improves following stock market rises. They may, to some degree, be confusing cause and effect.  In the past, business people bought shares as they saw their order rates and those of their competitors and suppliers improving.  While the economy is recovering its strength for now, it remains an open question whether it will sustain the recovery given that the underlying problem of excessive debt remains.

While the government reacts to soothe or even boost the financial markets, it is peculiarly reluctant to interfere with the “natural clearing process” of the housing markets. This policy of benign neglect has resulted in the following undesirable consequences.  The four largest commercial accounts originate more than half of all residential mortgages. They either sell the mortgages to the federal agencies such as Freddie Mac and Fannie Mae, or they have the mortgages guaranteed by these agencies and then securitize and sell them.   Meanwhile, creditworthy customers find it difficult to refinance or buy a house, and house prices in many areas continue to decline.  Until the housing market gets the credit it needs, many in America will continue to feel that we are in a recession.  Elsewhere, I have outlined some common sense proposals for regulatory changes which could be very helpful in reviving the housing market.  Shareholders may get a copy of these proposals from the investment advisor, Spectrum Advisory Services, Inc.

These headwinds aside, as the fund’s largest shareholder, I rely on the generally good businesses and their able and trustworthy managers to cope with external demands. I am only guiding the money. They are the true managers of the money.  While we sometimes may invest opportunistically in companies that may lack one of these qualities, we definitely prefer those with sound businesses and dedicated, talented leaders.

I am proud of our achievements over the last eleven years and will continue to work hard to deserve your confidence in the future. Remember that monthly updates on our ten largest companies are available on our website www.marathonvalue.com.

Sincerely,

Marc Heilweil

MANAGEMENT DISCUSSION

Over the last twelve-month period ending April 30, 2011, Marathon Value Portfolio (“Marathon” or “the Fund”) returned + 16.63%. Marathon’s annualized return since inception (March 28, 2000) is +7.32%.  The comparable total returns for the S&P 500 benchmark are +17.22% and +0.93%.  Since the Fund’s inception, the Fund’s cumulative total return has been +118.84% versus the S&P 500 cumulative total return of 10.85%, for a total return differential of +107.99% for Marathon.

PERFORMANCE SUMMARY

	Calendar 2000*	Calendar 2001	Calendar 2002	Calendar 2003	Calendar 2004	Calendar 2005	Calendar 2006	Calendar 2007	Calendar 2008	Calendar 2009	Calendar 2010	Year-to-Date 2011 as of 04/30/11	Since Inception as of 04/30/11
Marathon Value Portfolio S&P 500 Index	16.06% -11.67%	4.70% -11.89%	-11.00% -22.10%	26.20% 28.68%	14.03% 10.88%	6.20% 4.91%	11.76% 15.79%	3.10% 5.49%	-23.33% -37.00%	20.29% 26.46%	15.87% 15.06%	7.56% 9.06%	118.84% 10.85%

Annualized Total Returns
For the Periods Ended April 30, 2011
	One Year Average	Three Year Average	Five Year Average	Ten Year Average	Since Inception
Marathon Value Portfolio S&P 500 Index	16.63% 17.22%	5.15% 1.73%	4.53% 2.95%	6.29% 2.82%	7.32% 0.93%
The Total Gross Annual Expense Ratio for the Fund, as disclosed in the Fund’s prospectus, before waivers and reimbursements is 1.29%.  (1.25% after waivers and reimbursements by the Advisor).  The Advisor has contractually agreed to waive its fees and/or cap certain operating expenses (excluding indirect expenses such as acquired fund fees) of the Fund through February 29, 2012.

* March 28, 2000 is the date Spectrum Advisory Services Inc. assumed management of Marathon.  Returns for 2000 are from 03/28/00 through 12/31/00.  Returns are not annualized, except where noted.  The Fund's past performance does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.   Performance data current to the most recent month end may be obtained by visiting www.marathonvalue.com or by calling 1-800-788-6086.  The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains.  It is not possible to invest directly in an index.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund's Prospectus contains this and other information about the Fund, and should be read carefully before investing.  You may obtain a current copy of the Fund's Prospectus by visiting www.marathonvalue.com or by calling 1-800-788-6086.

The Fund is distributed by Unified Financial Securities, Inc., 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208. (Member FINRA.)

Comparison of a $10,000 Investment in the
Marathon Value Portfolio and the S&P 500 Index
$25,000
$20,000
$15,000
$10,000
$5,000
03/28/00
06/30/00
12/31/00
06/30/01
12/31/01
06/30/02
12/31/02
06/30/03
12/31/03
06/30/04
12/31/04
06/30/05
12/31/05
06/30/06
12/31/06
06/30/07
12/31/07
06/30/08
12/31/08
06/30/09
12/31/09
06/30/10
12/31/10
04/30/11
Marathon Value Portfolio $21,884
S&P 500 Index $11,085

The chart above assumes an initial investment of $10,000 made on March 28, 2000 (commencement of Fund operations) and held through April 30, 2011.  The Fund’s return represents past performance and does not guarantee future results.  The line graph and performance table shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original purchase price.

The Fund’s investment objectives, risk, charges and expenses must be considered carefully before investing.  The prospectus contains this and other important information about the investment company and can be obtained by calling
1-800-788-6086 or visiting www.marathonvalue.com.  The prospectus should be read carefully before investing.

The S&P 500 Total Return Index is a capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.  The Fund’s portfolio holdings may differ significantly from the securities held in the Index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses.

The fund had a strong six-month period, +14.5%.  Marathon slightly trailed the S&P 500’s gain of +16.36%, due to our holdings in cash and the lower volatility of many of our stock positions.  Bullish sentiment has reached all-time highs, so we are cautious at current levels.  Despite our cautious stance on the general market, we do see value in individual securities for several reasons. Corporate balance sheets are flush with cash, and extremely cheap debt will fuel acquisitions and share buybacks.  Recent months have seen impressive earnings growth partly due to a strengthening economy and replenishment of inventories. Estimates for GDP growth have moderated recently and could well be that profit margins are peaking.  Profit margins may narrow as companies expand capacity and add to their workforce.  During the recession they were able to utilize only their most highly skilled workers and most efficient facilities.

As has been the case for some time now, our industrial names led the way higher for us, including Graco (+45%), Raven Industries (+32%), and Lincoln Electric (+31.5%). We believe these three companies have three very important elements in common; highly ethical dedicated leaders, a constant drive to improve their products, and sound business and financial practices.  Graco’s two largest end-users are paint contractors and auto dealerships but they have still recovered well despite this headwind.  Most company CEO’s blame weak results on challenging conditions, while the best managers proactively plan for and execute through economic downturns.  Yes, character does matter.  We all owe a debt of gratitude to the managers and leaders of these three companies.

Tyco International (+27.39%) was the second biggest contributor to this period’s performance.  Having spun off health care and electronic manufacturing, it is a leaner multi-industry company with security and fire protection businesses accounting for well over half of its total revenues.  Those who own alarm systems know it is a recurring revenue business.  The two companies with the most negative impact were Cisco (-23.2%) and Campbell Soup (-7.3%).  Cisco’s problems have been aired and management has owned up to them, unlike Microsoft.

The consumer staple sector substantially underperformed in this six-month period.  Campbell Soup has suffered from some poorly received marketing initiatives.  We actually added to our holdings when the shares hit $32.81. While the soup category will not show much growth, it has excellent margins and the company’s international expansion together with its drinks, snack, and baking products should yield modest sales growth.

In addition to Campbell, we added substantially to our holdings of Colgate Palmolive (+9.4%) in the period.  Concerns about profit margins drove it to a price where we felt risk was minimal. In the S&P 500, Colgate has the second highest percentage of its revenues overseas.  Colgate also is a highly profitable company with everyday products.  Colgate is insulated from private label competition, which makes up just 1% of the toothpaste market.  Together with Procter & Gamble and Glaxo Smithkline, our fund owns companies which sell over half the world’s toothpaste.  While we expect these consumer staples shares to increase in value, their defensive nature could also help the fund outperform in a down market.

Our holdings in the financial sector consist of what we consider the most careful insurance underwriters, Alleghany Corp. (+9.5%), Berkshire Hathaway B (+4.7%) and White Mountain Insurance Group (+12%).  All three manage their investments with a value bias.  While Berkshire was purchased in the fund’s first year, we have not added to the position in the last five years.  One of our financials, U.S. Bancorp (+7%) is considered the most conservatively managed of the nation’s five largest banks.  The rest of our financial holdings are a mix of special situations.

The Federal Reserve’s easy money and asset-buying policies achieved its goals as commodities have soared and the stock market has climbed rapidly.  One source of concern to us is that should there be another external shock, the Fed may lack sufficient tools to counter it.  Going forward, we remain cautious, but we do see some value on a stock-by-stock basis.  We could very well see some of our large-cap technology and consumer products laggards from the first half turn out to lead our performance in the second half of the year.  Should the market correct to the downside, we are well positioned to continue buying into undervalued, high quality businesses.

You will notice that we have added some short-term bonds to the fund.  While we wait for better opportunities, we want our funds to earn something.  Money funds and banks alike offer little if any yield.  We remain an equity fund and our benchmark stays as it always has been the S&P 500.

Fund Holdings  (Unaudited)

1Based on net assets.

The investment objective of the Marathon Value Portfolio is to provide shareholders with long-term capital appreciation in a well-diversified portfolio.

Availability of Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Qs are available at the SEC’s website at www.sec.gov.  The Fund’s Form N-Qs may be reviewed and copied at the Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund Expenses

As a shareholder of the Fund, you incur ongoing costs, consisting solely of management fees, tax expenses, and trustee expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period (November 1, 2010) and held for the entire period (through April 30, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs. The second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.

Marathon Value Portfolio	Beginning Account Value November 1, 2010	Ending Account Value April 30, 2011	Expenses Paid During Period* November 1, 2010 – April 30, 2011
Actual	$1,000.00	$1,145.03	$6.65
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.26
  *Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

Marathon Value Portfolio
Schedule of Investments
April 30, 2011
(Unaudited)

Common Stocks - 83.30%	Shares	Fair Value

Automobiles, Parts & Equipment - 1.38%
Genuine Parts Co.	8,500	$456,450
Honda Motor Co., Ltd. (b)	3,000	115,050
		571,500

Banking - Financial - 4.87%
B of I Holdings, Inc. (a)	16,400	275,520
Credit Suisse Group AG (b)	6,000	272,940
First Niagara Financial Group, Inc.	20,000	288,000
Mitsubishi UFJ Financial Group, Inc. (b)	15,100	72,027
Seacoast Banking Corp. of Florida (a)	217,000	388,430
SunTrust Banks, Inc.	11,500	324,185
U.S. Bancorp	15,530	400,985
		2,022,087

Communications, Broadcasting & Cable - 1.67%
SK Telecom Co., Ltd. (b)	22,500	427,050
Time Warner, Inc.	7,000	265,020
		692,070

Computer Software & Hardware - 5.25%
Cisco Systems, Inc.	29,000	509,240
Google, Inc. - Class A (a)	600	326,460
International Business Machines Corp.	6,200	1,057,596
Microsoft Corp.	11,100	288,822
		2,182,118

Consulting Services - 0.43%
SAIC, Inc. (a)	10,200	177,480

Data Services - 3.24%
Automatic Data Processing, Inc.	6,700	364,145
Equifax, Inc.	4,700	176,391
Global Payments, Inc.	7,500	399,300
Total System Services, Inc.	11,000	207,350
Verisk Analytics, Inc. - Class A (a)	6,000	197,400
		1,344,586

Delivery and Freight Services - 1.50%
United Parcel Service, Inc. - Class B	8,300	622,251

Electric Components, Parts & Equipment - 5.54%
Avnet, Inc. (a)	19,600	711,872
Linear Technology Corp.	16,000	556,800
Secom Co., Ltd. (b)	22,400	279,104
TE Connectivity Ltd.	16,000	573,600
Zebra Technologies Corp. - Class A (a)	4,580	179,948
		2,301,324

Energy - 6.88%
Anadarko Petroleum Corp.	5,000	394,700
ConocoPhillips	6,600	520,938
Exxon Mobil Corp.	5,323	468,424
Noble Corp.	21,500	924,715
Sasol Ltd. (b)	9,500	549,290
		2,858,067

Finance - 0.31%
Reading International, Inc. - Class A (a)	26,300	127,555

See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio
Schedule of Investments - continued
April 30, 2011
(Unaudited)

Common Stocks - 83.30% - continued	Shares	Fair Value

Healthcare - 5.95%
Becton, Dickinson & Co.	7,000	$601,580
Cardinal Health, Inc.	5,500	240,295
Dionex Corp. (a)	5,400	639,090
Life Technologies Corp. (a)	5,541	305,863
Pharmaceutical Product Development, Inc.	4,000	123,400
St. Jude Medical, Inc.	10,500	561,120
		2,471,348

Household Products - 3.68%
Colgate-Palmolive Co.	6,600	556,710
Kimberly-Clark Corp.	8,000	528,480
Procter & Gamble Co.	6,827	443,072
		1,528,262

Industrial Conglomerates - 11.87%
3M Co.	9,900	962,379
Eaton Corp.	17,600	942,128
Emerson Electric Co.	11,400	692,664
General Electric Co.	18,300	374,235
Leggett & Platt, Inc.	5,200	136,708
Raven Industries, Inc.	14,342	779,631
Tyco International, Ltd.	21,375	1,041,818
		4,929,563

Industrial Machinery - 5.39%
Graco, Inc.	21,438	1,072,543
Illinois Tool Works, Inc.	7,200	420,552
Lincoln Electric Holdings, Inc.	9,500	746,510
		2,239,605

Insurance - 4.98%
Alleghany Corp. (a)	2,135	702,369
Aon Corp.	6,000	313,020
Berkshire Hathaway, Inc. - Class B (a)	6,500	541,450
Tokio Marine Holdings, Inc. (b)	3,000	83,280
White Mountains Insurance Group, Ltd.	1,200	429,012
		2,069,131

Packaged Foods - 3.83%
Archer-Daniels-Midland Company	12,500	462,750
Campbell Soup Co.	19,500	655,005
Coca-Cola Co./The	7,000	472,220
		1,589,975

Pharmaceuticals - 4.32%
Bristol-Myers Squibb Co.	8,500	238,850
GlaxoSmithKline plc (b)	10,000	436,600
Novartis AG (b)	5,845	345,884
Novo Nordisk A/S (b)	3,100	394,909
Pfizer, Inc.	11,500	241,040
Teva Pharmaceutical Industries Ltd. (b)	3,000	137,190
		1,794,473

Publishing & Printing Media - 1.04%
John Wiley & Sons, Inc. - Class A	8,500	432,905

See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio
Schedule of Investments - continued
April 30, 2011
(Unaudited)

Common Stocks - 83.30% - continued	Shares	Fair Value

Restaurants - 1.58%
McDonald's Corp.	8,400	$657,804

Retail Stores - 5.28%
Bed Bath & Beyond, Inc. (a)	7,000	392,840
Costco Wholesale Corp.	6,300	509,796
Family Dollar Stores, Inc.	2,500	135,525
Lowe's Companies, Inc.	16,500	433,125
Tiffany & Co.	5,000	347,200
Weis Markets, Inc.	9,100	375,557
		2,194,043

Specialty Chemicals - 3.95%
PPG Industries, Inc.	9,000	852,030
Valspar Corp.	20,000	786,200
		1,638,230

Staffing Services - 0.36%
CDI Corp.	10,100	149,682

TOTAL COMMON STOCKS (Cost $22,609,763)		34,594,059

Real Estate Investment Trusts - 2.92%

Colony Financial, Inc.	19,350	361,458
EastGroup Properties, Inc.	5,000	230,300
Plum Creek Timber Co., Inc.	14,370	619,203

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $874,964)		1,210,961

Preferred Stock - 0.88%

E. I. du Pont de Nemours & Co., callable on 07/05/2011 @ $120	4,000	364,640

TOTAL PREFERRED STOCK (Cost $308,578)		364,640

	Principal
Commercial Paper - 4.81%	Amount

ING America Insurance Holdings., 1.85%, 02/22/2011	$1,000,000	999,567
Sears Roebuck Acceptance Corp., 1.85%, 05/11/2011	1,000,000	999,744

TOTAL COMMERCIAL PAPER (Cost $1,999,311)		1,999,311

See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio
Schedule of Investments - continued
April 30, 2011
(Unaudited)
	Principal
Corporate Bonds - 5.59%	Amount	Fair Value

Associated Banc-Corp, 6.750%, 08/15/2011	$300,000	$303,940
BB&T Corp., 3.100%, 07/28/2011	400,000	402,521
CWABS, Inc., 3.213%, 10/25/2032 (d) (f)	27,904	3,934
CWABS, Inc., 0.873%, 04/25/2032 (d) (f)	70,098	41,434
Georgia - Pacific LLC, 9.500%, 12/01/2011	500,000	523,750
Goldman Sachs Group Inc./The, 5.700%, 09/01/2012	400,000	423,642
IMPAC CMB Trust, 1.113%, 10/25/2033 (e) (f)	133,269	116,304
IMPAC CMB Trust, 1.053%, 09/25/2034 (e) (f)	134,997	99,827
Mississippi Chemical Corp., 7.250%, 11/15/2017 (a) (c)	125,000	-
Petrobras International Finance Co., 9.750%, 07/06/2011	400,000	408,000

TOTAL CORPORATE BONDS (Cost $2,412,220)		2,323,352

Cash Equivalents - 2.23%	Shares

Huntington Conservative Deposit Account 0.250% (f)	926,091	$926,091

TOTAL CASH EQUIVALENTS (Cost $926,091)		926,091

TOTAL INVESTMENTS (Cost $29,130,927) - 99.73%		$41,418,414

Other assets in excess of liabilities - 0.27%		112,425

TOTAL NET ASSETS - 100.00%		$41,530,839

(a) Non-income producing.
(b) American Depositary Receipt.
(c) In default, issuer filed Chapter 11 bankruptcy. This security is currently valued according to fair value procedures approved by the Trust.
(d) Asset-Backed Security.
(e) Collateralized mortgage obligation.
(f) Variable rate securities; the coupon rate shown represents the rate at April 30, 2011.

See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio
Statement of Assets and Liabilities
April 30, 2011
(Unaudited)

Assets
Investments in securities
At cost	$29,130,927
At fair value	41,418,414

Interest receivable	43,840
Receivable from capital stock sold	42,500
Dividends receivable	36,913
Receivable from investments sold	34,199
Receivable from tax reclaim	567
Total assets	41,576,433

Liabilities
Accrued advisory fees (a)	42,068
Payable from capital stock purchased	3,526
Total liabilities	45,594

Net Assets	$41,530,839

Net Assets consist of:
Paid in capital	29,144,981
Accumulated undistributed net investment income (loss)	60,894
Accumulated net realized gain (loss) on investments	37,477
Net unrealized appreciation (depreciation) on investments:	12,287,487

Net Assets	$41,530,839

Shares outstanding (unlimited number of shares authorized)	2,372,221

Net Asset Value
Offering and redemption price per share	$17.51

(a) See Note 4 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio
Statement of Operations
For the period ended April 30, 2011
(Unaudited)

Investment Income
Dividend income (net of foreign withholding tax of $10,910)	$326,197
Interest income	31,897
Total Income	358,094

Expenses
Investment advisor fee (a)	245,112
Total Expenses	245,112
Net operating expenses	245,112
Net Investment Income (Loss)	112,982

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities	475,013
Change in unrealized appreciation (depreciation)
on investment securities	4,738,708
Net realized and unrealized gain (loss) on investment securities
and foreign currency translation	5,213,721
Net increase (decrease) in net assets resulting from operations	$5,326,703

(a) See Note 4 to the Financial Statements

See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio
Statements of Changes In Net Assets
	For the Six
	Months Ended	Year ended
Increase (Decrease) in Net Assets due to:	April 30, 2011 (Unaudited)	October 31, 2010
Operations
Net investment income (loss)	$112,982	$255,175
Net realized gain (loss) on investment securities	475,013	61,180
Change in unrealized appreciation (depreciation) on investments
and foreign currency translation	4,738,708	4,683,914
Net increase (decrease) in net assets resulting from operations	5,326,703	5,000,269

Distributions
From net investment income	(248,945)	(263,370)
Change in net assets from distributions	(248,945)	(263,370)

Capital Share Transactions
Proceeds from shares sold	1,190,941	2,652,991
Reinvestment of distributions	248,268	262,537
Amount paid for shares redeemed	(1,817,314)	(1,623,127)
Net increase (decrease) in net assets resulting
from share transactions	(378,105)	1,292,401
Total Increase (Decrease) in Net Assets	4,699,653	6,029,300

Net Assets
Beginning of period	36,831,186	30,801,886

End of period	$41,530,839	$36,831,186

Accumulated undistributed net investment income included in
net assets at end of period	$60,894	$196,857

Capital Share Transactions
Shares sold	72,049	185,385
Shares issued in reinvestment of distributions	15,278	18,424
Shares redeemed	(108,682)	(113,190)

Net increase (decrease) from capital share transactions	(21,355)	90,619

See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio
Financial Highlights
(For one share outstanding during each period)

	For the Six Months Ended April 30, 2011 (unaudited)		Year ended October 31, 2010	Year ended October 31, 2009	Year ended October 31, 2008	Year ended October 31, 2007	Year ended October 31, 2006

Selected Per Share Data

Net asset value, beginning of period	$15.39		$13.37	$12.54	$16.88	$15.54	$14.31

Income from investment operations
Net investment income	0.05		0.11	0.12	0.16	0.16	0.11
Net realized and unrealized gain (loss)	2.17		2.02	0.91	(4.01)	1.57	1.45
Total from investment operations	2.22		2.13	1.03	(3.85)	1.73	1.56

Less Distributions to shareholders:
From net investment income	(0.10)		(0.11)	(0.19)	(0.18)	(0.11)	(0.10)
From capital gains			-	(0.01)	(0.31)	(0.28)	(0.23)
Total distributions	(0.10)		(0.11)	(0.20)	(0.49)	(0.39)	(0.33)

Net asset value, end of period	$17.51		$15.39	$13.37	$12.54	$16.88	$15.54

Total Return (a)	14.50%	(b)	16.04%	8.51%	-23.36%	11.30%	11.01%

Ratios and Supplemental Data
Net assets, end of period (000)	$41,531		$36,831	$30,802	$26,979	$28,081	$24,937
Ratio of expenses to average net assets
before waiver	1.25%	(c)	1.27%	1.28%	1.27%	1.26%	1.27%
Ratio of expenses to average net assets	1.25%	(c)	1.23%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income to
average net assets before waiver	0.58%	(c)	0.72%	0.99%	1.13%	0.95%	0.77%
Ratio of net investment income to
average net assets	0.58%	(c)	0.76%	1.02%	1.15%	0.96%	0.79%
Portfolio turnover rate	4.13%		16.14%	25.53%	41.77%	25.12%	29.03%

(a) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assumingreinvestment of dividends.
(b) Not annualized.
(c) Annualized.

See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio
Notes to the Financial Statements
April 30, 2011
(Unaudited)

NOTE 1. ORGANIZATION

Marathon Value Portfolio (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on December 18, 2002. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”).  On January 3, 2003, the Fund acquired all of the assets and liabilities of the Marathon Value Portfolio, a series of the AmeriPrime Funds (the “Predecessor Fund”) in a tax-free reorganization. The Predecessor Fund commenced operations on March 12, 1998.  The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value.  The Fund is one of a series of funds currently authorized by the Board.  The Fund’s investment objective is to provide long-term capital appreciation in a well-diversified portfolio. Since March 28, 2000, the Fund’s advisor has been Spectrum Advisory Services, Inc. (the “Advisor”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation - All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes - The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the period ended April 30, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2006.

Expenses - Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Marathon Value Portfolio
Notes to the Financial Statements - continued
April 30, 2011
(Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. Generally accepted accounting principles in the United States of America (“GAAP”) establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique.  Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity.  Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•
Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stock, American Depositary Receipts, preferred stocks, and real estate investment trusts, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive.  When this happens, the security will be classified as a Level 2 security.  When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board.  These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the fund.  These securities will be categorized as Level 1 securities.

Fixed income securities, including corporate bonds and commercial paper will be categorized as Level 1 securities and are valued using market quotations in an active market,. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities.  If the Advisor decides that a price provided by the pricing service does not

Marathon Value Portfolio
Notes to the Financial Statements - continued
April 30, 2011
(Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity) and cash equivalents such as  the Huntington Conservative Deposit Account, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2011:

	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$34,594,059	$-	$-	$34,594,059

Real Estate Investment Trusts	1,210,961	-	-	1,210,961

Preferred Stocks	364,640	-	-	364,640

Commercial Paper	-	1,999,311	-	1,999,311

Corporate Bonds	-	2,323,352	** 0	2,323,352

Cash Equivalents	-	926,091	-	926,091

Total	$36,169,660	$5,248,754	$-	$41,418,414

* Refer to Schedule of Investments for industry classifications

** The Fund held a Mississippi Chemical Corp. corporate bond during the entire reporting period. The bond was fair valued at $0 during the entire period, and is classified as a Level 3 security. The Fund did not purchase, sell, or hold any other Level 3 securities during the period. The Fund did not hold any derivative instruments during the reporting period.

The Fund had no transfers between Level 1 and Level 2 at anytime during the reporting period.

Marathon Value Portfolio
Notes to the Financial Statements - continued
April 30, 2011
(Unaudited)

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement (the “Agreement”), the Advisor has agreed to provide investment advisory services to the Fund, and to pay most operating expenses of the Fund, in return for a "universal fee."  The Agreement states that the Fund, not the Advisor, is obligated to pay the following expenses:  brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of independent trustees and extraordinary or nonrecurring expenses.  The Agreement does not require the Advisor to pay indirect expenses incurred by the Fund, such as fees and expenses of other investment companies in which the Fund may invest. As compensation for its management services and agreement to pay the Fund’s expenses, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of the average daily net assets of the Fund. It should be noted that most investment companies pay their own operating expenses directly, while the Advisor pays the Fund’s expenses, except those specified above.  For the period ended April 30, 2011, the Advisor earned fees of $245,112 from the Fund before the waiver discussed below.

The Advisor has contractually agreed to waive and/or reimburse the Fund for certain fees and expenses, but only to the extent necessary to maintain the Fund’s total annual operating expenses, except brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, any direct expenses such as expenses incurred by other investment companies in which the Fund may invest and extraordinary litigation expenses, at 1.25% of average daily net assets through February 29, 2012. Any waiver or reimbursement by the Adviser is subject to repayment by the Fund in the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred; provided that the Fund is able to make the repayment without exceeding the above expense limitation. At April 30, 2011, the Advisor was owed $42,068 for its advisory services.

The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at October 31, 2010 are as follows:

Recoverable through
Amount	October 31,

$7,866	2012
6,101	2013

The Trust retains Huntington Asset Services, Inc. (“HASI”) to manage the Fund’s business affairs and provide the Fund with administrative services, fund accounting and transfer agency services, including all regulatory reporting and necessary office equipment and personnel.  The Advisor paid all administrative, transfer agency, and fund accounting fees on behalf of the Fund per the Agreement.  Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”).  A Trustee of the Trust is a member of management of the Custodian.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund. There were no payments made to the Distributor by the Fund for the period ended April 30, 2011. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and officers of the Trust are officers of the Distributor and such persons may be deemed to be affiliates of the Distributor.

Marathon Value Portfolio
Notes to the Financial Statements - continued
April 30, 2011
(Unaudited)

NOTE 5. INVESTMENT TRANSACTIONS

For the period ended April 30, 2011, purchases and sales of investment securities, other than short-term investments were as follows:

Purchases
U.S. Government Obligations	$-
Other	1,484,925

Sales
U.S. Government Obligations	$1,020,781
Other	2,005,716

At April 30, 2011, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Amount
Gross Appreciation	$12,687,699
Gross (Depreciation)	(431,622)

Net Appreciation (Depreciation)
on Investments	$12,256,077

At April 30, 2011, the aggregate cost of securities for federal income tax purposes was $29,162,337.

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the outstanding shares of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of May 10, 2011, Charles Schwab & Co. held, in an omnibus account for the benefit of others, 76.85% of the Fund’s shares. As a result, Charles Schwab & Co. may be deemed to control the Fund.  Marc S. Heilweil, President of the Advisor, owns 3.99% of the outstanding shares of the Fund as of May 10, 2011.

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

On December 28, 2010, the Fund paid an income distribution of $0.1040 per share to shareholders of record on December 27, 2010.

The tax character of distributions paid during the fiscal years 2010 and 2009 were as follows:

	2010	2009
Ordinary income	$263,370	$450,105

Marathon Value Portfolio
Notes to the Financial Statements - continued
April 30, 2011
(Unaudited)

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS - continued

At October 31, 2010, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$213,764
Capital Losses carryforward	(423,033)
Unrealized appreciation	7,517,369
$7,308,100

As of October 31, 2010, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and partnership income.

NOTE 9. CAPITAL LOSS CARRYFORWARD

At October 31, 2010, the Fund had available for federal tax purposes an unused capital loss carryforward of $423,033, which is available for offset against future taxable net capital gains. To the extent these carryforwards are used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders.

Amount	Expires October 31,

$423,033	2017

ADVISORY AGREEMENT RENEWAL – (Unaudited)

The approval of the Management Agreement (the “Agreement”) between the Trust and the Advisor for the Marathon Value Portfolio was considered by the Board, including a majority of Trustees who are not interested persons of the Trust or interested persons of the Trust or interested parties to the Agreement (collectively the “Trustees,” each a “Trustee”) at an in-person meeting held February 6 and 7, 2011. The Chairman of the Board noted that on January 24 and 25, 2011, the Adviser Contract Renewal Committee (“Committee”) convened to consider the renewal of these management agreements and to conduct interviews of the Adviser’s portfolio managers and compliance personnel.

The Trustees confirmed that the Committee had received and they had reviewed the following materials provided by each Fund’s Adviser (and Subadviser, if applicable), the Administrator and the CCO prior to their meeting:  (i) executed copies of the Fund’s management agreement, Subadvisory agreement(s) and expense cap side letter, as applicable;  (ii)  the Administrator’s letter to the Fund’s Adviser (or Subadviser) requesting detailed information designed to assist the Trustees in their review pursuant to Section 15(c) of the Investment Company Act and the Adviser’s or (Subadviser’s) response thereto; (iii) a memorandum from the Trust’s CCO summarizing the Adviser’s compliance program, including its code of ethics and proxy voting policy; (iv) the Adviser’s (or Subadviser’s) most current Form ADV Parts I and II and accompanying schedules; (v) current financial statements for each Adviser (or Subadviser); (vi) performance reports provided by the Administrator including a Fund’s returns for periods ended December 31, 2010, and comparisons to its benchmark(s) and peer group for the same periods; and (vii) the Administrator’s memorandum analyzing each Fund’s advisory fee and total expense ratio (after fee waivers and reimbursements) compared to those of its peer group.

The Nature, Extent and Quality of Services – The Committee noted that the Adviser manages approximately $370 million in assets, and that the Fund had approximately $37 million in assets, as of December 31, 2010.  The Committee reviewed the responses from the Adviser as to the resources provided to the Fund, and considered the adequacy of such resources in light of the expected growth in the levels of Fund assets, and whether the resources are sufficient to sustain positive performance, compliance and other needs.  The Committee determined that the Adviser’s resources appear adequate, and specifically noted that the Adviser provides the Fund’s portfolio manager, who makes all investment decisions for the Fund and who appears to have adequate experience to manage the Fund.   The Committee also noted that the Adviser also provides the support of various investment management and administrative staff, including the Adviser’s compliance officer, two investment professionals who provide trading, research and marketing services to the Fund, a fixed income trader/research analyst, and three administrative personnel.  The Committee noted that the Adviser had begun monitoring 22c-2 compliance in an effort to reduce Fund expenses, but was not otherwise proposing any changes to the level of services provided to the Fund.

The Committee noted that various compliance reports had been provided by the Adviser and the Trust’s CCO to the Board throughout the year, and noted, based on such reports, that the Fund’s investment policies and restrictions were consistently complied with during the last year.  The CCO reported to the Committee that the Adviser had updated its disaster recovery plans and had implemented off-site electronic recordkeeping storage.   The Committee further noted that the Trust’s CCO had reviewed the Adviser’s compliance policies and procedures and determined that they appeared reasonably designed to prevent violation of federal securities laws.

Fund Performance – The Committee discussed the Fund’s performance and reviewed other materials provided by the Adviser and the Administrator with respect to such performance.  The Committee noted that the Administrator reported that the Fund had outperformed its peer group average return and benchmark returns for the 1-, 3-, 5-, and 10-year periods ended December 31, 2010.   The Administrator noted that the Fund has maintained its 5-star rating from Morningstar.

ADVISORY AGREEMENT RENEWAL – (Unaudited) – continued

Fee Rates and Profitability –  The Committee noted that the Adviser was capping certain operating expenses of the Fund at 1.25% through February 28, 2011 and planned to continue capping expenses at that rate through February 29, 2012.   The Committee noted that although the advisory fee of 1.25% was higher than the Fund’s peer group average, the fee charged by the advisor is a universal fee out of which the Adviser pays all of the Fund’s expenses.  The Committee also noted that the Fund’s net expense ratio (after the fee waivers and reimbursement) were similar to its peer group average and the same as its peer group median.

The Committee next reviewed the Adviser’s preliminary income statement and profitability analysis for the year ended December 31, 2010.  They noted that the Fund was not profitable to the Adviser in 2010 and that the Adviser reported that it had not yet realized a profit from managing the Fund.  The Committee also noted that the Adviser has not entered into any soft dollar arrangements with respect to the Fund.

Economies of Scale – In determining the reasonableness of the advisory fees, the Committee also considered whether economies of scale will be realized as the Fund grows larger, and the extent to which this is reflected in the advisory fees.  The Adviser reported that it had changed its marketing strategy for the Fund to focus more on the financial adviser market in an effort to increase Fund assets.  The Committee noted that the Fund’s assets are not growing and it did not appear that the Adviser has begun to realize any significant economies of scale from managing the Fund.

The Committee reviewed all of the foregoing, the Committee determined that the Funds’ advisory fees were reasonable, based on the quality of services provided to the Funds, and unanimously voted to recommend that the Board approve the Funds’ Management Agreement.  Based on the above, the Board, including all of the Trustees who are not “interested persons” (within the meaning of the 1940 Act) of the Trust or the Adviser, determined that the Advisory Agreement with the Adviser was reasonable and unanimously approved the continuance of the Advisory Agreements with the Adviser for an additional year.

PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Fund at (800) 788-6086 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES
Stephen A. Little, Chairman
Gary E. Hippenstiel
Daniel J. Condon
Ronald C. Tritschler
Kenneth G.Y. Grant
Nancy V. Kelly

OFFICERS
Brian L. Blomquist, President
John Swhear, Senior Vice President
Christopher E. Kashmerick, Chief Financial Officer and Treasurer
Tara Pierson, Secretary
Lynn Wood, Chief Compliance Officer

INVESTMENT ADVISOR
Spectrum Advisory Services Inc.
1050 Crown Pointe Parkway, Suite 750
Atlanta, Georgia 30338

DISTRIBUTOR
Unified Financial Securities, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, OH 44145

LEGAL COUNSEL
Thompson Coburn LLP
One US Bank Plaza
St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES
Thompson Hine LLP
312 Walnut St., 14th Floor
Cincinnati, OH 45202

CUSTODIAN
Huntington National Bank
41 South Street
Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT
Huntington Asset Services, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about each Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.
Member FINRA/SIPC

Jones Villalta Opportunity Fund

Semi-Annual Report

April 30, 2011

Fund Adviser:

Jones Villalta Asset Management, LLC
2705 Bee Cave Road, Suite 200
Austin, TX 78746

Toll Free (866) 950-5863

Jones Villalta Opportunity Fund (JVOFX)
Managed by Jones Villalta Asset Management, LLC

Semi-Annual Report Commentary – April 30, 2011

The market has moved significantly higher over the past six months, starting 2011 on a good note, after having ended 2010 in robust fashion.  For the six months ended April 30, 2011, JVOFX is up 16.19% on a total return basis.  By comparison, the S&P 500 ® index has produced a total return of 16.35% over this same time period.

While 2011 is off to a very good start, the market remains relatively volatile, with a disproportionate share of the gains accrued to just three sectors: energy, industrials and health care.  While the majority of S&P sectors have under-performed the broad market, it’s important to note that we are now in the third year of a stock market recovery, and as the market has moved higher, the rationale for continued above-average, broad market performance has evolved.  I’ll discuss this evolution in greater detail later in this commentary.

As of April 30th, only a handful of stocks that we’ve owned since October 31st have moved lower over the six month time period.  The Goldman Sachs Group, Inc. (down 6.28%), Microsoft Corporation (down 2.81%) and NII Holdings Inc. (down 0.48%) were the only holdings that we’ve owned for the entire six month period that have not moved higher – and these are only off modestly from October 31st prices.  Rounding out our five worst performing issues were two holdings that moved higher since October 31st, The Mosaic Company (up 2.32%) and Johnson & Johnson (up 3.11%).

While Industrials were the best performing group in the portfolio, based upon the performance of our holdings in this sector, the group as a whole represents a smaller proportion of JVOFX than it constitutes in the S&P 500 benchmark.  Indeed, we took advantage of the robust upward movement in these issues’ prices, lowering our sector position from 6.27% at the start of the six month period to 3.99% at the end of the period.

Interestingly, only one of the five best performing stocks over the six month period was an industrial position, Caterpillar Inc., and this position was sold at the end of the first quarter.  Our five top performing issues in the six month period were a disparate group, coming from four different sectors.  The best performing issue in the portfolio over the period was Chesapeake Energy Corporation (up 55.30%), followed by Capital One Financial Corp. (up 46.85%), Caterpillar (up 35.98%, based upon our sale price prior to the end of the period), EMC Corporation (up 34.82%) and ConocoPhillips (up 32.83%).

On the whole, 27 out of 37 issues held in the portfolio during the six month period (including two issues that were sold prior to period end) advanced more than 10%, with 20 of these issues advancing a greater amount than the S&P 500 benchmark over this period.

For the six month period ending April 30th, we sold two stocks in their entirety: Royal Caribbean Cruises Ltd. and Caterpillar.  Both of these positions have benefited greatly from the improved economic environment, with Royal Caribbean advancing in excess of 250% over the 18 month period ending at our sale date (on December 29, 2010), while Caterpillar doubled in price over the preceding 18 months (to the date of sale of March 23, 2011).

The sale of these two positions made way for a broad repositioning of the portfolio on a sector basis, as we moved JVOFX’s energy weighting from 7.90% to 13.16%.  This movement followed from increasing weights in existing holdings as well as the addition of two new holdings, Chevron Corporation and Exxon Mobil Corporation.  At the end of April, our energy sector position was nearly identical to the S&P 500 benchmark (with a weighting of 13.09%).  While our holdings in Caterpillar and Royal Caribbean enabled us to benefit from the stabilization of the global economy and from modest near-term growth in GDP, the rise in petroleum prices has brought additional risk to holdings that are disproportionately sensitive to economic growth.  While energy issues are not devoid of risk, they should work as a hedge, should increasing petroleum prices pose too great a headwind in coming months.  In 2011, the S&P Energy sector benchmark had advanced more than 18% year-to-date, through April 30th, as oil prices have continued to move higher.

 Our concern with regard to petroleum prices is two-fold:

1.
Increased tensions in the Middle East are multifaceted and manifold: The Jasmine Revolution, regime change in Egypt, what is ostensibly a civil war in Libya, unrest in Yemen, unrest in Syria, unrest in Bahrain, major protests in Morocco, Jordan, Iraq, Iran, Algeria and Oman, and the usual specter of conflict that concerns Arab-Israeli relations.

2.	Solid global recovery, and continued thirst for oil by China and other emerging markets.

Chinese demand for oil and the continued robust car sales in emerging markets would seem to indicate that overall demand will remain strong in the near term.  In some respects, however, our moves to increase our exposure to integrated petroleum companies reflects our concern that civil unrest may spread to larger oil export economies, causing oil prices, and integrated oil company profits to spike upward.  While we will not be materially overweight in oil-related stocks, we do think that the portfolio is better protected from an oil-price-spike, and the related downward move in consumer spending, with the position we’ve established.  To this end, we look at this position as more of a hedge than an opportunistic element to JVOFX.

Opportunistically, in our view, the financial sector continues to represent the best source of portfolio out-performance in the periods ahead.  In the near term, however, this sector will likely remain volatile, and our financial sector position has been a mixed-bag over the past six months.  While our holdings in this sector count one of the best performing issues in the portfolio over the past six months (Capital One Financial) as a position, our worst-performing stock over the period was also among this group (Goldman Sachs).  Moreover, four of our seven holdings – indeed, the four largest – under-performed the broad market over the six-month period.  Largely, this under-performance stems from regulatory uncertainty regarding the implementation of the Dodd-Frank bill.  While regulatory overhang will likely remain for the next six months, it does not discourage us from holding an over-weight position in this sector.  We believe the negative effects of Dodd-Frank are fully-priced into these positions, and the uncertainty is creating opportunity rather than risk.  While we have enumerated our rationale for holding financials numerous times in other commentaries, we would also note that one does not out-perform the broad market without staking positions that are materially different from the broad benchmark.  Seeking opportunity is essentially assessing the likelihood of uncertain events.  Some of these events cause us to take pause, but other events cause us to seek a position.  While there will likely remain some volatility in these issues in the short-term, we believe financial stock positions offer one of the best risk-adjusted rewards in the market at the present time.  The uncertainty in these issues is real, but we believe the under-valued nature of the stocks we own more than compensates us for taking on this uncertainty.

As we move forward in 2011, we remain steadfast in our belief that the US economy is gradually recovering.  While the job market’s lackluster growth has been less than satisfying, there are signs that the private sector is adding modestly to payrolls, as the economy continues to emerge from the worst economic downturn since the Great Depression.  To this end, we continue to maintain significant over-weight positions in sectors of the economy that will benefit from increased business and consumer spending.  These principal overweight positions, our three largest sector positions, include:

•	Financials - an improved consumer position will result in lower default rates.
•	Information Technology - business spending will remain focused on capital expenditures that leverage available labor, rather than expansion.
•	Consumer Discretionary - as consumers’ financial stability improves they will return to pre-recession spending levels.

While all three of these sectors have lagged the broad market (S&P 500) through April 30th in 2011, they represent areas of significant opportunity as the year unfolds.  I noted earlier in this letter that the rationale for continued market out-performance is evolving, and in past commentaries I’ve discussed what we consider a transitional period for the market.  We bounced off of the lows of 2009 and recovered from irrational stock valuations.  We are now in a period when the worst of the economic damage is in the rear-view mirror, but the prospects for continued improvement in economic variables are not assured.

There was no better example of this characterization than the April Employment Situation report from the US Labor Department’s Bureau of Labor Statistics.  While the actual change in payrolls was much better than expected, with non-farm payrolls up 244,000 versus a consensus of 185,000; the unemployment rate was worse than expected, moving from 8.8% to 9.0%.  These types of conflicting reports, showing diverging statistics in one facet of the broad economy (employment), can be confusing for both consumers and investors and don’t provide a proper context for the divergence.  There is a nuance to many economic variables that is masked in the simple nature of others.

The rate of unemployment is very intuitive for most individuals, and is one of the more well known indicators.  We understand what 9.0% unemployment is, and that it has gotten worse, moving up from 8.8% - they know that now 9.0% of the labor force is unemployed.  The improvement in non-farm payrolls is less intuitive, and a number of 244,000 means little to people, since most are unaware of what is good and what is bad.  In the end, consumers and investors place far more weight on the rate of unemployment, due to the intuitive nature of the statistic.  However, in truth, the underlying data provide a more optimistic view of the deterioration in the rate of unemployment and buttress information provided by the non-farm payrolls number.  More of the unemployed started looking for work, as they view the prospects for employment as having improved.  This is overall a positive development, as it indicates that not only is the consumer situation improving, but the consumer views it as such.  This more nuanced characterization of the employment situation probably does not translate well to average investors, so the over-arching takeaway remains “unemployment is getting worse, the rate went from 8.8% to 9.0%”.  From an investment perspective, this tendency continues to feed an overly pessimistic view of the economy and the stock market in general, leading to slow growth in consumption and less than enthusiastic fund flows into the stock market.

In this environment, the stock market’s trajectory is based upon current fundamental factors, rather than a return to reasonableness.  In such an environment, the market simply needs time and additional data to ascertain where we are.  Keep in mind that the market should discount the future, not the current situation. Consequently, in as much as investors are focusing on current data, they are in error in their final judgment of individual security prices.  When one looks past the current employment malaise, the market not only seems reasonably priced, but undervalued.  While this reflects the current mood of market participants, it also reflects the fact that investors are simply not excited about domestic equities.

Fund flows into mutual funds support this assertion, as we’ve not seen a return to earnest investment in domestic equities.  Rather, mimicking the current economic data, we are seeing some positive domestic equity fund flows in some months, but in other months we see negative flows.  In short, over the past six months, almost $2 billion has moved out of domestic equity mutual funds, while more than $8 billion has flowed into bond funds of all stripes.  Investors remain skittish and generally on the sidelines, risk averse and uncertain as to the market’s direction.

We still appear to be on a growth trajectory, given the picture painted by economic data, but each data point either reassures or dissuades investors that the trajectory remains intact. Thus, we will likely continue to see the market move in fits and starts, taking two steps forward and one step back.  It will likely be a bumpy ride higher, but a ride higher nonetheless.

Thomas Villalta, CFA

Chief Investment Officer and Portfolio Manager

Jones Villalta Asset Management, LLC

Investment Results – (Unaudited)

The performance quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  Performance data current to the most recent month end may be obtained by calling 1-866-950-5863.

*      Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**    The Russell 1000 and the S&P 500® Indices are  widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio.  Individuals cannot invest directly in the Indices; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing. The Fund is distributed by Unified Financial Securities, Inc. Member FINRA.

Comparison of the Growth of a $10,000 Investment in the Jones Villalta Opportunity Fund, Russell 1000 Index and the S&P 500(R) Index
Jones Villalta Opportunity Fund $18,691
Russell 1000 Index $17,113
S&P 500 ® Index $16,467
Inception Date 12/23/08
Value
$19,000
$18,000
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
December-08
January-09
February-09
March-09
April-09
May-09
June-09
July-09
August-09
September-09
October-09
November-09
December-09
January-10
February-10
March-10
April-10
May-10
June-10
July-10
August-10
September-10
October-10
November-10
December-10
January-11
February-11
March-11
April-11
Date

The chart above assumes an initial investment of $10,000 made on December 23, 2008 (commencement of Fund operations) and held through April 30, 2011. The Russell 1000 and the S&P 500® Indices are  widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio.  Individuals cannot invest directly in the Indices; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-866-950-5863. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Fund Holdings – (Unaudited)

   1As a percentage of net assets.

Investment Objective
The investment objective of the Jones Villalta Opportunity Fund (the “Fund”) is long-term capital appreciation.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses – (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2010 to April 30, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the redemption fee imposed on short-term redemptions.  Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Jones Villalta Opportunity Fund	Beginning Account Value November 1, 2010	Ending Account Value April 30, 2011	Expenses Paid During the Period Ended April 30, 2011
Actual*	$1,000.00	$1,161.89	$6.70
Hypothetical**	$1,000.00	$1,018.60	$6.26
*Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 181/365.
** Assumes a 5% return before expenses.

Jones Villalta Opportunity Fund
Schedule of Investments
April 30, 2011
(Unaudited)

Common Stocks - 99.36%	Shares	Fair Value

Consumer Discretionary - 15.21%
Automobiles
Ford Motor Co. (a)	10,789	$166,906

Hotels, Restaurants & Leisure
MGM Resorts International (a)	10,201	129,145

Household Durables
Toll Brothers, Inc. (a)	5,755	120,913

Internet & Catalog Retail
Liberty Media Corp. - Interactive - Class A (a)	8,063	140,941

Media
Comcast Corp. - Class A	4,942	129,678
Walt Disney Co. / The	2,730	117,663
		247,341

Retailing
Gap, Inc. / The	4,723	109,762
Home Depot, Inc. / The	1,635	60,724
		170,486

Consumer Staples - 2.99%
Food & Staples Retailing
SUPERVALU, INC.	17,055	192,039

Energy - 13.16%
Oil, Gas & Consumable Fuels
Chesapeake Energy Corp.	4,741	159,629
Chevron Corp.	1,565	171,274
ConocoPhillips	2,095	165,358
Exxon Mobil Corp.	1,485	130,680
Transocean Ltd.	2,986	217,231
		844,172

Financials - 25.33%
Banks
Bank of America Corp.	19,395	238,171
Capital One Financial Corp.	4,661	255,097
JPMorgan Chase & Co.	5,333	243,345
Wells Fargo & Co.	8,340	242,777
		979,390

Financials
Citigroup, Inc. (a)	47,478	217,924
Goldman Sachs Group, Inc. / The	1,575	237,841
		455,765

Insurance
Hartford Financial Services Group, Inc. / The	6,560	190,043

See accompanying notes which are an integral part of these financial statements.

Jones Villalta Opportunity Fund
Schedule of Investments - continued
April 30, 2011
(Unaudited)

Common Stocks - 99.36% - continued	Shares	Fair Value

Health Care - 5.36%
Pharmaceuticals, Biotechnology & Life Sciences
Johnson & Johnson	3,155	$207,347
Pfizer, Inc.	6,510	136,449
		343,796

Industrials - 3.98%
Industrial Conglomerates
General Electric Co.	12,497	255,564

Information Technology - 24.19%
Communications Equipment
Corning, Inc.	8,424	176,399

Computers & Peripherals
Dell, Inc. (a)	15,030	233,115

Semiconductors & Semiconductor Equipment
Intel Corp.	9,420	218,450

Software & Services
Microsoft Corp.	8,655	225,203
Oracle Corp.	6,430	231,802
		457,005

Technology Hardware & Equipment
EMC Corp. (a)	8,063	228,505
International Business Machines Corp.	1,402	239,153
		467,658

Materials - 3.78%
Chemicals
Mosaic Co. / The	1,487	111,317

Metals & Mining
Alcoa, Inc.	7,685	130,645

Services - 1.29%
Telecommunication Services
NII Holdings, Inc. (a)	1,995	82,952

Utilities - 4.07%
Electric Utilities
AES Corp. / The (a)	19,705	260,894

TOTAL COMMON STOCKS (Cost $5,530,762)		6,374,936

See accompanying notes which are an integral part of these financial statements.

Jones Villalta Opportunity Fund
Schedule of Investments - continued
April 30, 2011
(Unaudited)

Money Market Securities - 0.47%	Shares	Fair Value

Fidelity Institutional Money Market Portfolio, 0.23% (b)	30,102	$30,102

TOTAL MONEY MARKET SECURITIES (Cost $30,102)		30,102

TOTAL INVESTMENTS (Cost $5,560,864) - 99.83%		$6,405,038

Cash and other assets less liabilities - 0.17%		10,863

TOTAL NET ASSETS - 100.00%		$6,415,901

(a) Non-income producing.
(b) Variable rate security; the money market rate shown represents the rate at April 30, 2011.

See accompanying notes which are an integral part of these financial statements.

Jones Villalta Opportunity Fund
Statement of Assets and Liabilities
April 30, 2011
(Unaudited)

Assets:
Investments in securities:
At cost	$5,560,864
At fair value	$6,405,038

Cash	1,333
Receivable due from Adviser (a)	9,702
Dividends receivable	460
Interest receivable	7
Prepaid expenses	20,370
Total assets	6,436,910

Liabilities:
Payable to administrator, fund accountant and transfer agent	7,774
Payable to trustees and officers	1,939
Payable to custodian	863
Other accrued expenses	10,433
Total liabilities	21,009

Net Assets:	$6,415,901

Net Assets consist of:
Paid in capital	$5,527,797
Accumulated undistributed net investment income (loss)	(6,129)
Accumulated net realized gain (loss) on investments	50,059
Net unrealized appreciation (depreciation) on investments	844,174

Net Assets:	$6,415,901

Shares outstanding (unlimited number of shares authorized)	380,484

Net asset value and offering
price per share	$16.86

Redemption price per share ($16.86 * 99%) (b)	$16.69

(a) See Note 4 in the Notes to the Financial Statements.
(b) The Fund charges a 1% redemption fee on shares redeemed within 90 calendar days of purchase.

See accompanying notes which are an integral part of these financial statements.

Jones Villalta Opportunity Fund
Statement of Operations
April 30, 2011
(Unaudited)

Investment Income
Dividend income	$27,702
Interest income	217
Total Investment Income	27,919

Expenses
Investment adviser fee (a)	27,132
Administration expense	17,576
Transfer agent expense	17,138
Registration expense	15,824
Fund accounting expense	12,397
Legal expense	10,110
Auditing expense	7,112
Trustee expense	4,383
CCO expense	3,994
Custodian expense	3,198
Insurance expense	1,247
Pricing expense	1,216
Miscellaneous expense	1,195
Printing expense	461
24f-2 expense	152
Total Expenses	123,135
Less: Fees waived and expenses reimbursed by Adviser (a)	(89,087)
Net operating expenses	34,048
Net Investment Income (Loss)	(6,129)

Realized & Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities	53,966
Change in unrealized appreciation (depreciation) on
investment securities	837,219
Net realized and unrealized gain on investment securities	891,185
Net increase in net assets resulting from operations	$885,056

(a) See Note 4 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

Jones Villalta Opportunity Fund
Statement of Changes In Net Assets

	For the
	Six Months Ended	For the
	April 30, 2011	Year Ended
Increase (decrease) in net assets:	(Unaudited)	October 31, 2010	(a)
Operations:
Net investment income (loss)	$(6,129)	$(3,794)
Net realized gain (loss) on investment securities	53,966	485,624
Change in unrealized appreciation (depreciation) on investment securities	837,219	(444,659)
Net increase in net assets resulting from operations	885,056	37,171

Distributions to shareholders:
From net investment income	-	(1,510)
From net realized gains	(488,018)	(15,875)
Total distributions	(488,018)	(17,385)

Capital Share Transactions:
Proceeds from Fund shares sold	3,078,667	3,589,949
Reinvestment of distributions	487,438	17,374
Amount paid for Fund shares redeemed	(82,474)	(2,606,411)
Proceeds from redemption fees	-	1,839
Net increase in net assets resulting
from capital share transactions	3,483,631	1,002,751

Total Increase in Net Assets	3,880,669	1,022,537

Net Assets
Beginning of period	2,535,232	1,512,695

End of period	$6,415,901	$2,535,232

Accumulated undistributed net investment income
included in net assets at end of period	$(6,129)	$-

Capital Share Transactions
Shares sold	194,324	225,604
Shares issued in reinvestment of distributions	31,186	1,151
Shares repurchased	(4,904)	(175,886)

Net increase from capital share transactions	220,606	50,869

(a) For the period December 23, 2008 (Commencement of Operations) to October 31, 2009

See accompanying notes which are an integral part of these financial statements.

Jones Villalta Opportunity Fund
Financial Highlights
(For a share outstanding during the period)
	For the
	Six Months Ended		For the		For the
	April 30, 2011		Year Ended		Period Ended
	(Unaudited)		October 31, 2010		October 31, 2009	(a)

Selected Per Share Data:
Net asset value, beginning of period	$15.86		$13.88		$10.00

Income from investment operations:
Net investment income	(0.02)		(0.02)		0.02
Net realized and unrealized gain	2.47		2.15		3.89
Total from investment operations	2.45		2.13		3.91

Less Distributions to shareholders:
From net investment income	-		(0.01)		(0.03)
From net realized gains	(1.45)		(0.15)		-
Total distributions	(1.45)		(0.16)		(0.03)

Paid in capital from redemption fees	-		0.01		-

Net asset value, end of period	$16.86		$15.86		$13.88

Total Return (b)	16.19%	(c)	15.47%		39.31%	(c)

Ratios and Supplemental Data:
Net assets, end of period (000)	$6,416		$2,535		$1,513
Ratio of expenses to average net assets	1.25%	(d)	1.32%	(e)	1.25%	(d)
Ratio of expenses to average net assets
before reimbursement	4.52%	(d)	7.48%		16.43%	(d)
Ratio of net investment income (loss) to
average net assets	(0.23)%	(d)	(0.13)%		0.27%	(d)
Ratio of net investment income (loss) to
average net assets before reimbursement	(3.50)%	(d)	(6.29)%		(14.91)%	(d)
Portfolio turnover rate	3.08%		100.97%		10.84%

(a) For the period December 23, 2008 (Commencement of Operations) to October 31, 2009
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c) Not annualized.
(d) Annualized.
(e) The expense ratio includes interest expense of 0.07%, which is not subject to the Fund's expense cap.

See accompanying notes which are an integral part of these financial statements.

Jones Villalta Opportunity Fund
Notes to the Financial Statements
April 30, 2011
(Unaudited)

NOTE 1. ORGANIZATION

The Jones Villalta Opportunity Fund (the “Fund”) was organized as a diversified separate series of Unified Series Trust (the “Trust”) on November 10, 2008 and commenced operations on December 23, 2008.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees of the Trust ( the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value.  The Fund is one of a series of funds currently authorized by the Trustees.  The investment adviser to the Fund is Jones Villalta Asset Management, LLC (the “Adviser”).  The investment objective of the Jones Villalta Opportunity Fund (the “Fund”) is long-term capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the six months ended April 30, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.  The Fund is subject to examination by U.S. federal tax authorities for all years since inception.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.  As of April 30, 2011, there were no material reclassifications.

Jones Villalta Opportunity Fund
Notes to the Financial Statements - continued
April 30, 2011
(Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. Generally Accepted Accounting Principles in the United States of America (“GAAP”) establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•
Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive  market,  quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stock, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security.  Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive.  When this happens, the security will be classified as a Level 2 security.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board.  These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the fund.  These securities will be categorized as Level 1 securities.

Fixed income securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect

Jones Villalta Opportunity Fund
Notes to the Financial Statements - continued
April 30, 2011
(Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are beingvalued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2011:

	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$6,374,936	$-	$-	$6,374,936

Money Market Securities	30,102	-	-	30,102

Total	$6,405,038	$-	$-	$6,405,038
* Refer to Schedule of Investments for industry classifications

The Fund had no transfers between Level 1 and Level 2 at any time during the reporting period. The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.  The Fund did not hold any derivative instruments during the reporting period.

Jones Villalta Opportunity Fund
Notes to the Financial Statements - continued
April 30, 2011
(Unaudited)

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments.  As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average net assets.  For the six months ended April 30, 2011, the Adviser earned fees of $27,132 from the Fund before the waiver and reimbursement described below.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses through February 29, 2012 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary litigation expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Fund invests) do not exceed 1.25% of the Fund’s average daily net assets. For the six months ended April 30, 2011, the Adviser waived fees and/or reimbursed expenses of $89,087. At April 30, 2011, the Adviser owed the Fund $9,702 for the excess of expenses waived by the Adviser over management fees accrued at year-end.

Each waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in effect at the time the expense was waived or currently in effect, whichever is lower as described above.  The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at April 30, 2011 are as follows:

Recoverable through
Amount	October 31,

$149,791	2012
177,899	2013

For the six months ended April 30, 2011, $89,087 may be subject to potential repayment by the Fund to the Adviser through October 31, 2014.

The Trust retains Huntington Asset Services, Inc. (“HASI”), to manage the Fund’s business affairs and to provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel.  For the six months ended April 30, 2011, HASI earned fees of $17,576 for administrative services provided to the Fund.  At April 30, 2011, the Fund owed HASI $3,076 for administrative services.  Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”).  A Trustee of the Trust is a member of management of the Custodian.  For the six months ended April 30, 2011, the Custodian earned fees of $3,198 for custody services provided to the Fund.  At April 30, 2011, the Fund owed the Custodian $863 for custody services.

The Trust retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For the six months ended April 30, 2011, HASI earned fees of $9,969 from the Fund for transfer agent services and $7,169 in reimbursement of out-of-pocket expenses incurred in providing transfer agent services. For the six months ended April 30, 2011, HASI earned fees of $12,397 from the Fund for fund accounting services.  At April 30, 2011, the Fund owed HASI $1,581 for transfer agent services, $1,137 in reimbursement of out-of-pocket expenses, and $1,980 for fund accounting services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund’s shares.  There were no payments made to the Distributor by the Fund for the six months ended April 30, 2011.  A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and officers of the Trust are officers of the Distributor and such persons may be deemed to be affiliates of the Distributor.

Jones Villalta Opportunity Fund
Notes to the Financial Statements - continued
April 30, 2011
(Unaudited)

NOTE 5.  INVESTMENTS

For the six months ended April 30, 2011, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

Purchases	Amount
U.S. Government Obligations	$-
Other	3,112,262
Sales
U.S. Government Obligations	$-
Other	154,505

At April 30, 2011, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross Appreciation	$894,019
Gross (Depreciation)	(52,474)

Net Appreciation
on Investments	$841,545

At April 30, 2011, the aggregate cost of securities for federal income tax purposes was $5,563,493.

NOTE 6.  ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. At April 30, 2011, JRJ Investment Fund, Ltd. held, in an omnibus account for the benefit of others, 53.82% of the Fund’s shares and The Albany Foundation held, in an omnibus account for the benefit of others, 25.60% of the Fund’s shares. As a result, JRJ Investment Fund, Ltd. and The Albany Foundation may each be deemed to control the Fund.

Jones Villalta Opportunity Fund
Notes to the Financial Statements - continued
April 30, 2011
(Unaudited)

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

On December 28, 2010, the Fund paid a long term capital gain distribution of $1.4532 per share to shareholders of record on December 27, 2010.

The tax characterization of distributions for the fiscal years ended October 31, 2010 and 2009 was as follows:

	2010	2009
Distributions paid from:
Ordinary Income	$17,385	$3,294

At October 31, 2010, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed long-term capital gain	$486,740
Unrealized appreciation (depreciation)	4,326

$491,066

At October 31, 2010, the difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of wash sale losses in the amount of $2,629.

OTHER INFORMATION

RENEWAL OF MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the Board of Trustees held on November 3, 2010, the Chairman reported that on October 25, 2010, the Adviser Contract Renewal Committee (the “Committee”) of the Board of Trustees of the Trust (the “Board”) convened via teleconference to consider whether to recommend that the full Board renew the Management Agreements between the Trust and Jones Villalta Asset Management, LLC on behalf of the Jones Villalta Opportunity Fund (the “Fund”).  He stated that all Independent Trustees were present.

The Chairman noted that all Committee members and other participants acknowledged receiving and reviewing the materials compiled by the Trust’s Administrator and provided to the participants in advance of the meeting.  He also noted that no changes are proposed to the Fund’s management agreement or expense cap side letter.   He then indicated that the materials specifically provided to the Committee included the following information: (i) executed copies of the Fund’s management agreement and current expense cap side letter, (ii) a letter from the Administrator to the adviser setting forth, and the adviser’s response to, a detailed series of questions regarding, among other things, the adviser’s services to the Fund, its profitability from managing the Fund and ideas for future growth for the Fund, (iii) a report from the Trust’s CCO certifying that the adviser has adopted a compliance program that is reasonably designed to prevent violation of federal securities laws by the Fund, (iv) the adviser’s Form ADV Parts I and II and accompanying schedules, (v) adviser’s financial statements and profitability analysis for the period ended September 30, 2010, (vi) reports provided by the Administrator regarding the Fund’s performance for the year to date, past three months, and one-year periods and comparisons of the same to the Fund’s benchmark(s) and peer group for the same periods, and (vii) reports provided by the Administrator comparing the Fund’s advisory fee and total expenses (after fee waivers and reimbursements) to the Fund’s peer group as determined by the Administrator.  The Chairman noted that after discussing the materials, the Committee contacted the adviser’s representatives, including Thomas Villalta, president and CCO of the adviser and portfolio manager to the Fund and Alyson Gomez, vice president of the adviser and portfolio manager to the Fund, and interviewed them for approximately one-half hour.

The Committee members noted that they had received and evaluated such information as they deemed necessary to make their decision.  They also noted that they had taken into account a number of factors that they believed, in light of the legal advice provided by legal counsel to the Trust and legal counsel to the independent trustees, and their own business judgment, to be relevant.  They noted that this included information regarding the adviser that had been provided to the Board throughout the year at regular meetings of the Board, as well as information that was specifically furnished to the Committee in connection with its review of the Fund’s management arrangement.  As a result, the Committee summarized its review as follows:

(i)           The Nature, Extent and Quality of Services – The Committee noted that the adviser manages approximately $28 million in assets, and that the Fund had approximately $2 million in assets, as of September 30, 2010.  The Committee reviewed the responses from the adviser as to the resources provided to the Fund, and considered the adequacy of such resources in light of the expected growth in the levels of Fund assets, and whether the resources are sufficient to achieve positive performance, compliance and other needs.  The Committee determined that the adviser’s resources appear adequate, and specifically noted that the adviser provides three portfolio managers to manage the Fund, each of whom appears to have adequate experience to manage the Fund.   The Committee noted that the adviser was not proposing any changes to the level of services provided to the Fund.

The Committee noted that, in addition to the Fund, the adviser also manages certain separate accounts with investment objectives and strategies similar to the Fund.  As a result, the Committee sought and received assurances from the adviser that trades were being allocated fairly among the Fund and the separate accounts, given the potential for conflict of interest in managing the Fund and the separate accounts side-by-side.   The Committee noted that various compliance reports had been provided by the adviser and the Trust’s CCO to the Board throughout the year, and noted, based on such reports, that the Fund’s investment policies and restrictions were consistently complied with during the last year.   The Committee noted that the adviser reported no SEC examinations of the adviser or the Fund since the adviser began managing the Fund.

The Committee further noted that the Trust’s Chief Compliance Officer had reviewed the adviser’s compliance policies and procedures and determined that they appeared reasonably designed to prevent violation of federal securities laws.

(ii)           Fund Performance – The Committee discussed the Fund’s performance and reviewed other materials provided by the adviser and the Administrator with respect to such performance.  The Committee noted that the Administrator’s report that the Fund had positive performance for the one-year period ended September 30, 2010.  They also noted that although the Fund had underperformed its peer group average and benchmarks over the one-year period, it had outperformed both for 2009.  They considered adviser’s report that the Fund’s performance was higher than similarly-managed separate accounts for the one year period ended August 31, 2010.

(iii)           Fee Rates and Profitability – The Committed noted that the adviser reported it would continue capping certain operating expenses of the Fund at 1.25% through February 29, 2012.   The Committee noted that the adviser’s fee of 1.00% was on par with its peer group average and with the fee adviser charges its separately-managed accounts.  The Committee also noted the administrator’s report that the adviser had waived its entire fee and was reimbursing expenses, and as a result the Fund’s total net expenses were significantly lower than its peer group average. The Committee determined that the Fund’s total fees of 1.25% were reasonable relative to the advisory fee charged adviser’s separately-managed accounts based on market comparisons and the recommendations of the adviser’s outside consultants.

The Committee reviewed the adviser’s parent company financial statements and the adviser’s profitability analysis for the period ended September 30, 2010, and noted that the Fund was not profitable to the adviser.  They also considered the adviser’s manager had set aside funds to support the adviser during the Fund’s incubation period.Finally, the Committee noted that the adviser does not use soft dollars.

(iv)           Economies of Scale – In determining the reasonableness of the advisory fees, the Committee also considered whether economies of scale will be realized as the Fund grows larger, and the extent to which this is reflected in the advisory fees.  The Committee noted the adviser had taken steps to get the Fund on a number of mutual fund platforms, had engaged a firm to assist with public relations, and had revamped its website.  The Committee noted that although the Fund’s assets are growing, the adviser had only been managing the Fund for two years and it did not appear that the adviser has begun to realize any significant economies of scale from managing the Fund.

After reviewing all of the foregoing, the Committee determined that the Fund’s advisory fees (after waiver and reimbursement by adviser) were reasonable, based on the quality of advisory services provided to the Fund, and unanimously voted to recommend that the Board approve the Fund’s Management Agreement.  The Board unanimously approved the renewal.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Fund at (866) 950-5863 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES
Stephen A. Little, Chairman
Gary E. Hippenstiel
Daniel J. Condon
Ronald C. Tritschler
Nancy V. Kelly
Kenneth G.Y. Grant

OFFICERS
Brian L. Blomquist, President
John Swhear, Senior Vice-President
Robert W. Silva, Treasurer and Chief Financial Officer
Tara Pierson, Secretary
Lynn Wood, Chief Compliance Officer

INVESTMENT ADVISOR
Jones Villalta Asset Management, LLC
2705 Bee Cave Road, Suite 200
Austin, TX 78746

DISTRIBUTOR
Unified Financial Securities, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services,  Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, OH 44145

LEGAL COUNSEL
Thompson Coburn LLP
One US Bank Plaza
St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES
Thompson Hine, LLP
312 Walnut Street, 14th Floor
Cincinnati, OH 45202

CUSTODIAN
Huntington National Bank
41 South Street
Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT
Huntington Asset Services, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.
Member FINRA/SIPC

2BBecker Value Equity Fund

(NASDAQ: BVEFX)

0BSemi-Annual Report

1BApril 30, 2011

Fund Advisor:

Becker Capital Management, Inc.
1211 SW Fifth Avenue
Suite 2185
Portland, OR  97204

Toll Free: (800) 551-3998

Investment Results – (Unaudited)

The performance quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  Current performance of a Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-551-3998.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Russell 1000 Value Index and The S&P 500® Index are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The Indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  The prospectus contains this and other important information about the investment company and may be obtained by calling 1-800-551-3998.  Please read it carefully before investing.  The Fund is distributed by Unified Financial Securities, Inc., Member FINRA.

Investment Results – continued (Unaudited)

Comparison of the Growth of a $10,000 Investment in the Becker Value Equity Fund, Russell 1000 Value Index, and the S&P 500 Index
Becker Value Equity Fund $17,251
Russell 1000 Value Index $15,494
S&P 500 Index $14,961
Inception Date 11/03/03
Value
$18,000
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
Oct-03
Apr-04
Oct-04
Apr-05
Oct-05
Apr-06
Oct-06
Apr-07
Oct-07
Apr-08
Oct-08
Apr-09
Oct-09
Apr-10
Oct-10
Apr-11
Date

The chart above assumes an initial investment of $10,000 made on November 3, 2003 (commencement of Fund operations) and held through April 30, 2011. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Russell 1000 Index and S&P 500® Index are widely recognized unmanaged indices of common stock prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Indices returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized.

Current performance may be lower or higher than the performance data quoted.  For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-800-551-3998.  You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

FUND HOLDINGS – (Unaudited)

1As a percent of net assets.
2Companies with market capitalizations greater than $1.5 billion.

The Becker Value Equity Fund invests primarily in common and preferred stock of large or medium-sized companies whose market prices do not reflect the true value of the companies in the opinion of the Fund’s advisor. The Fund will generally select stocks of companies with market capitalizations that exceed $1.5 billion.

AVAILABILITY OF PORTFOLIO SCHEDULE – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov.  The Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ABOUT THE FUND’S EXPENSES – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period, and held for six months from November 1, 2010 to April 30, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
ABOUT THE FUND’S EXPENSES – continued (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Becker Value Equity Fund
Portfolio of Investments – (unaudited)
April 30, 2011
Shares		Value
Common Stocks — 96.2%
Consumer Discretionary — 4.2%
100,835	The Gap Inc.	$2,343,405
38,100	General Motors Co. *	1,222,629
45,800	Johnson Controls, Inc.	1,877,800
		5,443,834
Consumer Staples — 12.9%
60,250	Archer-Daniels-Midland Co.	2,230,455
35,000	Bunge Ltd.	2,640,400
113,200	ConAgra Foods, Inc.	2,767,740
49,190	Hormel Foods Corp.	1,446,678
24,200	Molson Coors Brewing Co.	1,179,750
20,105	Nestle SA ADR	1,250,531
38,500	The Coca-Cola Co.	2,597,210
46,690	Wal-Mart Stores, Inc.	2,567,016
		16,679,780
Energy — 13.4%
20,775	Chevron Texaco Corp.	2,273,616
29,000	ConocoPhillips	2,288,970
24,025	Devon Energy Corp.	2,186,275
5,000	Diamond Offshore Drilling Inc.	379,350
21,500	Helmerich & Payne, Inc.	1,426,310
18,200	Murphy Oil Corp.	1,410,136
21,000	Pioneer Natural Resources Co.	2,146,830
34,000	Royal Dutch Shell PLC ADR	2,634,320
29,000	Schlumberger Ltd.	2,602,750
		17,348,557
Financials — 15.5%
39,000	The Chubb Corp.	2,542,410
56,000	JPMorgan Chase & Co.	2,555,280
43,000	Marsh & McLennan Cos Inc.	1,302,040
56,000	MetLife, Inc.	2,620,240
95,575	Morgan Stanley	2,499,286
20,500	PNC Financial Services Group Inc.	1,277,970
55,200	State Street Corp.	2,569,560
64,500	The Allstate Corp.	2,182,680
47,500	U.S. Bancorp	1,226,450
47,300	Unum Group	1,252,504
		20,028,420
Health Care — 13.8%
52,500	Abbott Laboratories	2,732,100
46,500	Aetna Inc.	1,924,170
39,000	Amgen Inc. *	2,217,150
27,000	Becton, Dickinson & Co.	2,320,380
30,000	Covidien PLC	1,670,700
24,000	McKesson Corp.	1,992,240
76,000	Merck & Co., Inc.	2,732,200
34,000	Zimmer Holdings, Inc. *	2,218,500
		17,807,440
Industrials — 12.9%
31,000	Dun & Bradstreet Corp.	2,547,580
20,710	Emerson Electric Co.	1,258,340
9,900	FedEx Corp.	947,133
115,500	General Electric Co.	2,361,975
25,590	ITT Corp.	1,478,846
29,070	L-3 Communications Holdings, Inc.	2,331,123
58,300	Pitney Bowes Inc.	1,431,848
46,000	Raytheon Co.	2,233,300
43,000	Tyco International Ltd.	2,095,820
		16,685,965
Information Technology — 14.4%
136,400	Dell, Inc. *	2,115,564
43,620	Harris Corp.	2,317,531
54,000	Hewlett-Packard Co.	2,179,980
128,000	Intel Corp.	2,968,320
91,000	Microsoft Corp.	2,367,820
132,550	Symantec Corp. *	2,604,607
40,050	TE Connectivity Ltd.	1,435,793
34,255	Visa Inc.	2,676,001
		18,665,616
Materials — 1.8%
24,500	PPG Industries, Inc.	2,319,415
Telecommunication Services — 3.7%
74,500	AT&T, Inc.	2,318,440
63,600	Verizon Communications, Inc.	2,402,808
		4,721,248
Utilities — 3.6%
43,000	NextEra Energy Inc.	2,432,510
91,710	Xcel Energy, Inc.	2,231,304
		4,663,814
Total Common Stocks(Cost $98,567,073)		124,364,089
Cash Equivalents — 3.7%
4,807,006	Federated Government Obligations Fund - Institutional Shares, 0.010% (a)	4,807,006
Total Cash Equivalents(Cost $4,807,006)		4,807,006
Total Investments		129,171,095
(Cost $103,374,079) — 99.9%
Other Assets in Excess of Liabilities — 0.1%		67,120
Net Assets — 100.0%		$129,238,215

(a)	Rate disclosed is the seven day yield as of April 30, 2011.
*	Non-income producing security.
ADR – American Depositary Receipt..
PLC – Public Liability Co.

See accompanying notes which are an integral part of these financial statements.

Becker Value Equity Fund
Statement of Assets and Liabilities
April 30, 2011
(Unaudited)

Assets
Investment in securities:
At cost	$103,374,079
At value	$129,171,095

Dividends receivable	189,317
Receivable for Fund shares sold	91,035
Receivables for investments sold	775
Tax reclaims receivable	8,922
Interest receivable	47
Prepaid expenses	20,828
Total assets	129,482,019

Liabilities
Cash Overdraft	41,681
Payable to Advisor (a)	74,197
Payable for Fund shares redeemed	89,814
Payable to administrator, fund accountant, and transfer agent	16,389
Payable to trustees and officers	1,264
Payable to custodian	3,359
Other accrued expenses	17,100
Total liabilities	243,804

Net Assets	$129,238,215

Net Assets consist of:
Paid in capital	$105,696,299
Accumulated undistributed net investment income	434,796
Accumulated net realized loss from investment transactions	(2,689,896)
Net unrealized appreciation on investments	25,797,016

Net Assets	$129,238,215

Shares outstanding (unlimited number of shares authorized)	9,179,479

Net asset value and offering price per share	$14.08

Redemption price per share (b) (NAV * 99%)	$13.94

(a) See Note 4 in the Notes to the Financial Statements.
(b) The redemption price per share reflects a redemption fee of 1.00%
on shares redeemed within 30 calendar days of purchase.

See accompanying notes which are an integral part of these financial statements.

Becker Value Equity Fund
Statement of Operations
For the six months ended April 30, 2011
(Unaudited)

Investment Income
Dividend income (Net of foreign withholding taxes of $16,326)	$1,324,662
Interest income	470
Total Income	1,325,132

Expenses
Investment Advisor fee (a)	500,543
Administration expenses	47,792
Fund accounting expenses	25,107
Transfer agent expenses	18,597
Legal expenses	8,954
Registration expenses	10,743
Custodian expenses	9,246
Audit expenses	7,489
Trustee expenses	4,490
CCO expenses	3,912
Insurance expense	3,003
Pricing expenses	1,828
Report printing expense	2,690
24f-2 expense	75
Miscellaneous expenses	1,767
Total Expenses	646,236
Fees waived by Advisor (a)	(86,230)
Net operating expenses	560,006
Net Investment Income	765,126

Realized & Unrealized Gain on Investments
Net realized gain on investment transactions	2,791,653
Net change in unrealized appreciation of investments	14,475,062
Net realized and unrealized gain on investments	17,266,715
Net increase in net assets resulting from operations	$18,031,841

(a) See Note 4 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

Becker Value Equity Fund
Statements of Changes In Net Assets

	Six months
	ended
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations
Net investment income	$765,126	$1,148,632
Net realized gain on investment transactions	2,791,653	1,622,516
Net change in unrealized appreciation of investments	14,475,062	7,383,912
Net increase in net assets resulting from operations	18,031,841	10,155,060

Distributions
From net investment income	(1,300,118)	(988,950)
Total distributions	(1,300,118)	(988,950)

Capital Share Transactions
Proceeds from shares sold	15,669,117	32,528,483
Reinvestment of distributions	977,930	688,745
Amount paid for shares redeemed	(11,764,788)	(16,721,178)
Proceeds from redemption fees collected (a)	80	17
Net increase in net assets resulting
from share transactions	4,882,339	16,496,067

Total Increase in Net Assets	21,614,062	25,662,177

Net Assets
Beginning of year	107,624,153	81,961,976

End of year	$129,238,215	$107,624,153

Accumulated undistributed net investment income
included in net assets at end of period	$434,796	$969,788

Capital Share Transactions
Shares sold	1,188,096	2,769,463
Shares issued in reinvestment of distributions	75,809	58,918
Shares redeemed	(893,862)	(1,414,688)

Net increase (decrease) from capital share transactions	370,043	1,413,693

(a) The Fund charges a redemption fee of 1.00% on
shares redeemed within 30 calendar days of purchase.

See accompanying notes which are an integral part of these financial statements.

Becker Value Equity Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months
	ended		Year	Year	Year		Year	Year
	4/30/11		ended	ended	ended		ended	ended
	(unaudited)		10/31/2010	10/31/2009	10/31/2008		10/31/2007	10/31/2006

Selected Per Share Data
Net asset value, beginning of year	$12.22		$11.08	$9.86	$15.17		$14.20	$12.59

Income from investment operations:
Net investment income	0.09		0.13	0.14	0.13		0.16	0.14
Net realized and unrealized gains	1.92		1.14	1.20	(4.37)		1.40	2.05
Total income (loss) from investment operations	2.01		1.27	1.34	(4.24)		1.56	2.19

Less Distributions to Shareholders:
From net investment income	(0.15)		(0.13)	(0.12)	(0.16)		(0.14)	(0.08)
From net realized gain	-		-	-	(0.91)		(0.45)	(0.50)
Total distributions	(0.15)		(0.13)	(0.12)	(1.07)		(0.59)	(0.58)

Paid in capital from redemption fees (a)	-		-	-	-		-	-

Net asset value, end of year	$14.08		$12.22	$11.08	$9.86		$15.17	$14.20

Total Return (b)	16.54%	(d)	11.51%	13.91%	-29.83%		11.18%	17.91%

Ratios and Supplemental Data
Net assets, end of year (000)	$129,238		$107,624	$81,962	$57,539		$68,211	$51,439
Ratio of expenses to average net assets	0.95%	(e)	0.95%	0.95%	0.99%	(c)	1.00%	1.00%
Ratio of expenses to average net assets
before waiver & reimbursement	1.10%	(e)	1.14%	1.36%	1.33%		1.31%	1.43%
Ratio of net investment income to
average net assets	1.30%	(e)	1.19%	1.62%	1.10%		1.14%	1.15%
Ratio of net investment income to average
net assets before waiver & reimbursement	1.15%	(e)	1.00%	1.21%	0.76%		0.83%	0.72%
Portfolio turnover rate	9.99%	(d)	18.29%	44.97%	45.97%		38.95%	30.47%

(a) Redemption fees resulted in less than $0.005 per share in each period.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c) Effective September 1, 2008, the Advisor contractually agreed to lower the Fund's expense cap to 0.95%.
Prior to September 1, 2008, the Fund's expense cap was 1.00%.
(d) Not annualized.
(e) Annualized.

See accompanying notes which are an integral part of these financial statements.

Becker Value Equity Fund
Notes to the Financial Statements
April 30, 2011
(Unaudited)

NOTE 1.  ORGANIZATION

The Becker Value Equity Fund (the “Fund”) was organized as a diversified series of the Unified Series Trust (the “Trust”) on June 9, 2003.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series.  The Fund is one of a series of funds currently authorized by the Board.  The Fund commenced operations on November 3, 2003.  The investment advisor to the Fund is Becker Capital Management, Inc. (the “Advisor”).  The investment objective of the Fund is to provide long-term capital appreciation.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the six months ended April 30, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. federal tax authorities for tax years prior to 2006.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Security Transactions and Related Income - Investment transactions are accounted for no later than the first calculation of the NAV on the business day following the trade date.  For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Becker Value Equity Fund
Notes to the Financial Statements - continued
April 30, 2011
(Unaudited)

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES - continued

Subsequent Events – In accordance with accounting principles generally accepted in the United States of America (“GAAP”), management has evaluated subsequent events through the date these financial statements were issued and determined there were no material subsequent events, except as otherwise noted in these notes.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•
Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive  market,  quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks and American Depositary Receipts, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security.  Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive.  When this happens, the security will be classified as a Level 2 security.  When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board.  These securities will be categorized as Level 3 securities.

Becker Value Equity Fund
Notes to the Financial Statements - continued
April 30, 2011
(Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the fund.  These securities will be categorized as Level 1 securities.

Fixed income securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2011:

	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$124,364,089	$-	$-	$124,364,089

Money Market Securities	4,807,006	-	-	4,807,006

Total	$129,171,095	$-	$-	$129,171,095
* Refer to Schedule of Investments for industry classifications

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.  The Fund did not hold any derivative instruments during the reporting period.  The Fund did not hold any securities during the reporting period which transferred between Levels 1 and 2.

Becker Value Equity Fund
Notes to the Financial Statements - continued
April 30, 2011
(Unaudited)

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.85% of the Fund’s average net assets. For the six months ended April 30, 2011, before the waiver described below, the Advisor earned a fee of $500,543 from the Fund.  The Advisor has contractually agreed through February 29, 2012 to waive its management fee and/or reimburse certain Fund operating expenses so that the total annual Fund operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), taxes, any indirect expenses such as expenses incurred by other investment companies in which the Fund may invest,  and extraordinary litigation expenses do not exceed 0.95% of the Fund’s average daily net assets. For the six months ended April 30, 2011, the Advisor waived fees of $86,230.  At April 30, 2011, the Advisor was owed $74,197 from the Fund for advisory services.

Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the applicable expense limitations in place at the time of the waiver and any expense limitation in place at the time of repayment.  The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at October 31, 2010 are as follows:

Recoverable through
Amount	October 31,

$206,122	2011
$270,984	2012
$184,157	2013

For the six months ended April 30, 2011, $86,230 may be subject to potential repayment by the Fund to the Advisor through October 31, 2014.

The Trust retains Huntington Asset Services, Inc. (“HASI”), to manage the Fund’s business affairs and to provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel.  For the six months ended April 30, 2011, HASI earned fees of $47,792 for administrative services provided to the Fund.  At April 30, 2011, the Fund owed HASI $9,170 for administrative services.  Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the principal distributor of the Fund and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”).  A Trustee of the Trust is a member of management of the Custodian. For the six months ended April 30, 2011, the Custodian earned fees of $9,246 for custody services provided to the Fund.  At April 30, 2011, the Fund owed the Custodian $3,359 for custody services.

The Trust retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For the six months ended April 30, 2011, HASI earned fees of $8,493 from the Fund for transfer agent services and $10,104 in reimbursement of out-of-pocket expenses incurred in providing transfer agent services. For the six months ended April 30, 2011, HASI earned fees of $25,107 from the Fund for fund accounting services.  At April 30, 2011, the Fund owed HASI $1,311 for transfer agent services, $1,407 in reimbursement of out-of-pocket expenses, and $4,501 for fund accounting services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund’s shares.  There were no payments made to the Distributor by the Fund for the six months ended April 30, 2011.  A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and officers of the Trust are officers of the Distributor and such persons may be deemed to be affiliates of the Distributor.

Becker Value Equity Fund
Notes to the Financial Statements - continued
April 30, 2011
(Unaudited)

NOTE 5.  INVESTMENT TRANSACTIONS

For the six months ended April 30, 2011, purchases and sales of investment securities, other than short-term investments were as follows:

Purchases
U.S. Government Obligations	$-
Other	15,942,092
Sales
U.S. Government Obligations	$-
Other	11,320,278

At April 30, 2011, the appreciation (depreciation) of investments for tax purposes was as follows:

Amount
Gross Appreciation	$26,956,346
Gross (Depreciation)	(1,300,107)
Net Appreciation
(Depreciation) on Investments	$25,656,239

At April 30, 2011, the aggregate cost of securities for federal income tax purposes, was $103,514,856.

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  At April 30, 2011, there were no shareholders owning more than 25% of the voting securities of the Fund.

Becker Value Equity Fund
Notes to the Financial Statements - continued
April 30, 2011
(Unaudited)

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the fiscal years ended October 31, 2010 and 2009 were as follows:

Distributions paid from:	2010	2009
Ordinary Income	$988,950	$779,308
	$988,950	$779,308

On December 23, 2010, the Fund paid an income distribution of $0.1481 per share to shareholders of record on December 22, 2010.

At October 31, 2010, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$1,002,810
Capital loss carryforward	(5,373,794)
Unrealized appreciation (depreciation)	11,181,177
$6,810,193

At October 31, 2010, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales in the amount of $107,755.

NOTE 9.  CAPITAL LOSS CARRYFORWARD

At October 31, 2010, the Fund had available for federal tax purposes unused capital loss carryforwards of $5,373,794, which are available to offset future realized gains.  To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders.  The carryforward expires as follows:

                     Amount                                          Expires October 31,
         $                      5,373,794                                           2017

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by: (1) calling the Fund at (800) 551-3998 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

TRUSTEES
Stephen A. Little, Chairman
Gary E. Hippenstiel
Stephen A. Little
Daniel J. Condon
Ronald C. Tritschler
Nancy V. Kelly
Kenneth G.Y. Grant

OFFICERS
Brian L. Blomquist, President
John C. Swhear, Senior Vice President
Robert W. Silva, Treasurer
Lynn E. Wood, Chief Compliance Officer
Tara Pierson, Secretary

INVESTMENT ADVISOR
Becker Capital Management, Inc.
1211 SW Fifth Avenue, Suite 2185
Portland, OR  97204

DISTRIBUTOR
Unified Financial Securities, Inc.
2960 N. Meridian Street, Suite 300
Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy., Suite 1100
Westlake, OH 44145

LEGAL COUNSEL
Thompson Coburn LLP
One U.S. Bank Plaza
St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES
Thompson Hine, LLP
312 Walnut Street, 14th Floor
Cincinnati, OH 45202

CUSTODIAN
Huntington National Bank
41 S. High St.
Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT
AND FUND ACCOUNTANT
Huntington Asset Services, Inc.
2960 N. Meridian Street, Suite 300
Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.
Member FINRA/SIPC

Item 2. Code of Ethics.   NOT APPLICABLE – disclosed with annual report

Item 3. Audit Committee Financial Expert.  NOT APPLICABLE- disclosed with annual report

Item 4. Principal Accountant Fees and Services. NOT APPLICABLE – disclosed with annual report

Item 5. Audit Committee of Listed Companies.  NOT APPLICABLE – applies to listed companies only

Item 6.  Schedule of Investments.  Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  NOT APPLICABLE – applies to closed-end funds only

Item 8.  Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  NOT APPLICABLE – applies to closed-end funds only

Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.
(a)           Based on an evaluation of the registrant’s disclosure controls and procedures as of July 20, 2011, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)           There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)                      Not Applicable – filed with annual report

(a)(2)
Certifications  by the  registrant's  principal  executive  officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule  30a-2under the Investment  Company Act of 1940 are filed herewith.

(a)(3)                      Not Applicable – there were no written solicitations to purchase securities under Rule 23c-1 during the period

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                Unified Series Trust

By
* /s/Brian L. Blomquist
Brian L. Blomquist, President

Date           07/20/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By
*__ /s/ Brian L. Blomquist__________________
Brian L. Blomquist, President

Date          07/20/2011

By
*           /s/ Robert W. Silva
Robert W. Silva, Treasurer

Date           07/20/2011